                                  SMITH BARNEY
                               PREMIER SELECTIONS
                                 LARGE CAP FUND

       PREMIER SELECTIONS SERIES | SEMI-ANNUAL REPORT | OCTOBER 31, 2000



                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]


            ---------------------------------------------------------
             NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
            ---------------------------------------------------------

[PHOTOS]

ALAN BLAKE AND
FRANCES ROOT
Portfolio Managers

[GRAPHIC] Premier Selections Series




Semi-Annual Report . October 31, 2000

SMITH BARNEY PREMIER
SELECTIONS LARGE CAP FUND

ALAN J. BLAKE

Alan Blake has more than 22 years experience and has managed the Portfolio since its inception in 1999.

Education: BS from Lehigh University, MS from the State University of New York.

FRANCES A. ROOT, CFA

Frances Root has more than 20 years experience and has managed the Portfolio since its inception in 1999.

Education: BA from Sweet Briar College.

FUND OBJECTIVE

The Portfolio seeks long-term capital growth by investing in companies with large market capitalizations--those with total market capitalizations of $5 billion or more at the time of investment. The Portfolio's holdings will be comprised of stocks of approximately 40 companies. The Portfolio's strategy is to combine the efforts of two segment managers with different styles (value and growth) and to invest in the stock selections considered most attractive in the opinion of each segment manager.

FUND FACTS

FUND INCEPTION
------------------------------------------------
August 31, 1999

MANAGER TENURE
------------------------------------------------
Since Inception

MANAGER INVESTMENT INDUSTRY EXPERIENCE
------------------------------------------------
22 Years (Alan Blake)
20 Years (Frances Root)

             CLASS A   CLASS B   CLASS L
------------------------------------------------
NASDAQ        SPSAX     SPSBX     SPSLX
------------------------------------------------
INCEPTION    8/31/99   8/31/99   8/31/99
------------------------------------------------



Average Annual Total Returns as of October 31, 2000

                           Without Sales Charges(1)
                        Class A    Class B    Class L
-------------------------------------------------------
Six-Month+               0.16%     (0.24)%    (0.24)%
-------------------------------------------------------
Since Inception+++       7.16       6.34       6.34
-------------------------------------------------------

                             With Sales Charges(2)
                        Class A    Class B    Class L
-------------------------------------------------------
Six-Month+              (4.85)%    (5.23)%    (2.20)%
-------------------------------------------------------
Since Inception+++       2.56       2.95       5.39
-------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase . Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++   Inception date for Class A, B and L shares is August 31, 1999.

--------------------------------------------------------------------------------

What's Inside

Your Investment in the Smith Barney
   Premier Selections Large Cap Fund ..........................................1
A Message from the Chairman ...................................................2
Fund at a Glance ..............................................................3
Letter from the Portfolio Managers ............................................4
Historical Performance ........................................................8
Growth of $10,000 .............................................................9
Schedule of Investments ......................................................10
Statement of Assets and Liabilities ..........................................12
Statement of Operations ......................................................13
Statements of Changes in Net Assets ..........................................14
Notes to Financial Statements ................................................15
Financial Highlights .........................................................19


                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             YOUR INVESTMENT IN THE SMITH BARNEY PREMIER SELECTIONS
                                 LARGE CAP FUND
--------------------------------------------------------------------------------

Portfolio manager Alan Blake focuses on identifying those high-quality, large-company growth stocks and portfolio manager Frances Root focuses on selecting established companies with compelling valuations. The result is a portfolio of approximately 40 of their best stock ideas. Your investment in the Smith Barney Premier Selections Large Cap Fund represents an opportunity for you, the serious investor, to invest in dynamic, large-cap growth and value companies.

[GRAPHIC]      Quality Companies Positioned for the Long Term

               Alan and Frances look to identify large-capitalized companies that they believe offer the strongest potential for substantial, long-term capital appreciation. Both Alan and Frances focus on the "best ideas" from their senior growth and value teams, and manage them as a concentrated portfolio.

[GRAPHIC]      Leadership in Both Growth and Value Disciplines

               Your investment in the Portfolio offers you the opportunity to participate in some of the major companies across the large-capitalization spectrum: growth stocks--those companies that have exhibited higher-than average gains in earnings--and value stocks--those companies that are undervalued by the market or out of favor with investors. Historically, the stock market has favored growth and value investment approaches at different times. Therefore, an investment approach combining growth and value may be a prudent way to expand your large cap stock opportunities.

[GRAPHIC]      The "Best of the Best"--the Premier Selections Series

               The Premier Selections Series is a selection of Smith Barney mutual funds showcasing our best investment ideas managed by our most experienced and proven managers. This series of funds is built on a unique strategy of combining complimentary investment management styles to create broader, multi-class and multi-cap options that are distinguished by a highly concentrated focus.

[GRAPHIC]      A Distinguished History of Managing Your Serious Money

               Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, SSB Citi Fund Management LLC ("SSB Citi") unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

               At SSB Citi, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.

                1 Smith Barney Premier Selections Large Cap Fund
                   | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                          A MESSAGE FROM THE CHAIRMAN
--------------------------------------------------------------------------------


                                    [PHOTO]

                             HEATH  B. MCLENDON
                             CHAIRMAN
                             ---------------------


The new millennium, so far, has been marked by higher volatility and concerns that the bull market in stocks may be running out of steam.

We believe that your serious money demands professional management. Since 1937, Smith Barney has managed the serious money of individuals, their families and their businesses. Today, with over $398. 6 billion in assets under management, /1/ SSB Citi Fund Management LLC ("SSB Citi") offers choices and solutions, uniting the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.


The Smith Barney family of funds represents a complex with a 60-year history of investment expertise. In addition, Smith Barney is currently conducting an extensive advertising campaign, highlighting a selection of the most popular Smith Barney mutual funds and the investment professionals who manage them.

The Smith Barney Premier Selections Large Cap Fund ("Portfolio") seeks long-term capital growth by investing primarily in large capitalization companies. The Portfolio focuses on the "best ideas" of two of our most distinguished managers--Alan Blake and Frances Root. Alan and Frances employ classic growth and value investment styles, respectively, in order to maintain a concentrated portfolio of about 40 stocks (i.e., 20 growth/20 value) that they believe may offer superior total return potential./2/

Growth manager Alan Blake seeks to invest in high-quality, large company growth stocks that are global in scope with superior balance sheets and have long-term, consistent operating histories and exceptional management. Value manager Frances Root seeks to buy established companies paying dividends or companies with a three year average free cash flow at or above the market.


When you invest with SSB Citi you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial success.


Thank you for your confidence in our investment management approach.



Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon

Chairman

November 27, 2000

-------------
 1 As of October 31, 2000. This figure represents SSB Citi's assets under management for retail, institutional, money and separate accounts.

 2 Please note investing in a non-diversified fund may entail greater risk than is normally associated with more widely diversified funds.

                2 Smith Barney Premier Selections Large Cap Fund
                   | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
           Smith Barney Premier Selections Large Cap Fund at a Glance
--------------------------------------------------------------------------------

Top Ten Holdings+*

 1. Pfizer Inc. ........................................................... 4.3%

 2. Kimberly-Clark Corp. .................................................. 3.7

 3. The Walt Disney Co. ................................................... 3.7

 4. Cisco Systems, Inc. ................................................... 3.6

 5. Marsh & McLennan Cos., Inc. ........................................... 3.5

 6. Exxon Mobil Corp. ..................................................... 3.4

 7. SBC Communications Inc. ............................................... 3.4

 8. Merrill Lynch & Co., Inc. ............................................. 3.3

 9. Mellon Financial Corp. ................................................ 3.1

10. General Electric Co. .................................................. 3.0


--------------------------------------------------------------------------------
Industry Diversification of Common Stock+*           Investment Breakdown++*
--------------------------------------------------------------------------------

            [GRAPH]                                           [GRAPH]

 8.2%   Consumer Products                             0.3% Repurchase Agreement

 5.0%   Diversified/Conglomerate                     99.7% Common Stock

 6.4%   Entertainment & Leisure

16.3%   Financial Services

12.2%   Health Care/Drugs/Hospital Supplies

 7.5%   Insurance

10.5%   Oil & Gas

10.9%   Technology

 6.8%   Telecommunications

16.2%   Other


+    As a percentage of total common stock.
++   As a percentage of total investments.
* All information is as of October 31, 2000. Please note that the Portfolio's holdings are subject to change.

                3 Smith Barney Premier Selections Large Cap Fund
                   | 2000 Semi-Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report for the Smith Barney Premier Selections Large Cap Fund ("Portfolio") for the period ended October 31, 2000. In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope that you find this report to be useful and informative.

Performance Update

For the six months ended October 31, 2000, the Portfolio's Class A shares, without and with sales charges, returned 0.16% and a negative 4.85%, respectively. In comparison, the Russell 1000 Index ("Russell 1000")/1/ returned a negative 0.60% for the same period.

Investment Objective

The Portfolio's investment strategy is to combine two complementary, but different investment styles (value and growth) and to invest in what we believe are the most attractive stocks. Our value discipline seeks to identify companies whose stock prices do not currently reflect the underlying value of corporate assets or earnings potential. Factors such as price-to-earnings/2/ and price-to-sales/3/ ratios, among others, are used to target stocks selling at a discount to their underlying intrinsic value. Our growth discipline seeks to identify companies that have an anticipated above-average rate of earnings growth.

The Portfolio invests in established, large-capitalized companies, many of which are dominant in their respective sector globally as well as domestically. The Portfolio seeks to build a portfolio based on our best stock-picking ideas, companies that we believe offer superior total return potential over time. Within the large-cap universe, we look for world-class companies that possess industry dominance, innovation and offer top products and services. We believe our investment process enables our shareholders to participate in a concentrated portfolio of quality, larger-capitalization growth and value companies.

In the growth style portion of the portfolio, we emphasize individual security selection. We specifically consider large-capitalization companies that have above-average growth prospects, technological innovation, industry dominance, competitive products and services, high return on capital and an overall strong financial condition.

In the value portion of the portfolio, we search for undervalued stocks of established, well-recognized but temporarily out-of-favor companies. We specifically consider companies that have low market valuations as measured by our valuation models, above-market dividend yields and established dividend records, positive changes in earnings prospects, improving returns on invested capital, cash flow and liquidity.

Please note that investing in a non-diversified fund such as the Smith Barney Premier Selections Large Cap Fund that may invest in the securities of only 40 companies may entail greater risk than is normally associated with more widely diversified funds.


-------------
1 The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Please note an investor cannot invest directly in an index.
2  Price of a stock divided by its earnings per share.
3 Price of a stock dividend by current revenue per share (adjusted for stock splits). Revenue per share is determined by dividing revenue for past 12 months by the number of shares outstanding.

                4 Smith Barney Premier Selections Large Cap Fund
                   | 2000 Semi-Annual Report to Shareholders

Market Update and Outlook

After four consecutive years of greater than 20% gains, the major stock market indices entered the final quarter of the year with a reasonable chance of registering among the weakest annual returns for each major index since 1991. While many investors have gained comfort that monetary policymakers may have finished tightening rates for a while, we believe interest rate fears have been displaced by uncertainty about global and domestic growth next year, profits becoming scarcer and energy prices remaining at high levels far longer than currently assumed.

As a result, earnings sustainability in the face of a cooling economy has become an issue after several companies pre-announced third quarter earnings which fell below analyst expectations. The variety of hurdles include moderating global growth, negative currency effects, and higher costs of doing business related to energy, wages, and interest rates. Such operational challenges seem unlikely to be quickly resolved and therefore have generally colored our outlook and investment strategy in the intermediate term.


             ------------------------------------------------------
                     OUR VALUE DISCIPLINE SEEKS TO IDENTIFY
                       COMPANIES WHOSE STOCK PRICES DO NOT
                    CURRENTLY REFLECT THE UNDERLYING VALUE OF
                     CORPORATE ASSETS OR EARNINGS POTENTIAL.
             ------------------------------------------------------

Considering estimates of growth in corporate profits for next year that may range from 6% to 8% versus the 14% to 16% expected gains in 2000, we believe identifying companies with attractive valuations and sustainable earnings will become a harder task with respect to the Portfolio's holdings. If the recent flood of profit warnings is a sign of what lies ahead, many stocks with high earnings visibility are likely to gain favor while those with high expectations and decelerating growth may be good candidates for underperformance. As cyclical challenges continue frustrating earnings beyond simply the industrial sector, we suspect many investors may continue showing more discernment of stocks with extreme valuations and the appeal of companies with solid earnings growth.

We believe the wildcard in the economic outlook relates to oil prices and whether Middle East tensions can be resolved without supply disruptions. Clearly, any resolution removing the threat of an "oil shock" would be favorable for the stock market, as aside from energy, inflation remains benign. From these levels we believe stocks can advance against the anticipated backdrop of moderating yet solid economic growth, slowing but respectable profits and stable to declining interest rates.

Large Cap Value

For our view about recent market conditions and how it relates to the Portfolio's growth holdings, please refer to the section "Large Cap Growth" for more information.

Although global growth is expected to cool, we think investing in companies with international franchises leveraged to grow in new markets remains a sound investment theme. As earnings growth becomes more difficult to find, we expect companies that we own in the portfolio leveraged to the price of oil should continue to show relatively solid earnings visibility and the potential for upward revisions.

In anticipation of strengthening global growth we raised our exposure to international oil companies over a year ago. The subsequent tripling in the price of crude oil since early 1999, when a barrel of it sold for just $12, led to exceptional earnings gains across the industry and steady positive earnings revisions as oil prices eventually settled into a range below present levels but higher than prices currently found in most earnings estimates.

                5 Smith Barney Premier Selections Large Cap Fund
                   | 2000 Semi-Annual Report to Shareholders

Communications companies are well represented in the Portfolio's value holdings and we remain optimistic that companies in this sector should be able to successfully shift their revenue and earnings mix away from traditional markets toward faster growing products that may potentially create value over time. Moreover, accelerating demand for broadband connections, data services and wireless usage should ultimately drive faster earnings growth for companies that are able to skillfully manage their evolution.

Notably, during the period we maintained the greatest exposure to regional bell operating companies (RBOCs) relative to the hyper competitive consumer long distance segment of the industry. In our opinion, the RBOCs should be able to generate relatively strong earnings growth with potential upside as they enter deregulated markets, attract new customers from existing providers and faster growing revenues become a larger part of their overall business mix.

Our outlook for certain segments of the financial services industry remains favorable. We have selectively increased our exposure to the sector in the value portion of the Portfolio's holdings throughout the year. Domestic and international trends driving demand for retirement products, improving domestic pricing for property and casualty insurers and the steady evolution of more robust capital markets abroad should drive above-average revenue and earnings growth for well-positioned banks, insurers and securities brokerage companies.

             ------------------------------------------------------
                     IN ANTICIPATION OF STRENGTHENING GLOBAL
                        GROWTH WE RAISED OUR EXPOSURE TO
                  INTERNATIONAL OIL COMPANIES OVER A YEAR AGO.
                  THE SUBSEQUENT TRIPLING IN THE PRICE OF CRUDE
                 OIL SINCE EARLY 1999, WHEN A BARREL OF IT SOLD
                   FOR JUST $ 12, LED TO EXCEPTIONAL EARNINGS
                           GAINS ACROSS THE INDUSTRY.
             ------------------------------------------------------

Large Cap Growth

At the risk of stating the obvious, the historic levels of volatility that the U.S. financial markets experienced so far in 2000 continued to affect several market sectors during the period. Largely the result of the technology sector's performance and unusual levels of speculative investing, we believe general activity in large capitalization growth stocks reflects a natural breather for the asset class. These difficult conditions, in turn, demonstrate the necessity of favorable stock selection. We believe the corporate earnings outlook may be the single most important factor in determining the behavior of large-capitalization growth stocks; consequently, we tend to view short-term political and economic events as background noise and remain more firmly committed than ever in our long-term focus of investing in companies with strong balance sheets, excellent products and experienced management.

                6 Smith Barney Premier Selections Large Cap Fund
                   | 2000 Semi-Annual Report to Shareholders

             ------------------------------------------------------
                   IF THE RECENT FLOOD OF PROFIT WARNINGS IS A
                    SIGN OF WHAT LIES AHEAD, MANY STOCKS WITH
                   HIGH EARNINGS VISIBILITY ARE LIKELY TO GAIN
                    FAVOR WHILE THOSE WITH HIGH EXPECTATIONS
                       AND DECELERATING GROWTH MAY BE GOOD
                        CANDIDATES FOR UNDERPERFORMANCE.
             ------------------------------------------------------

At the Portfolio's inception in August 1999, we stated that our emphasis was to invest in companies that can, over time, deliver above-average unit growth in a low inflation environment. Our focus has remained constant: to seek to invest in promising companies with the financial strength to raise dividends where applicable, buy back shares and make strategic acquisitions.

Thank you for your investment in the Smith Barney Premier Selections Large Cap Fund. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,

/s/ Alan J. Blake                   /s/ Frances A. Root

Alan J. Blake                       Frances A. Root
Vice President and                  Vice President and
Investment Officer                  Investment Officer

November 27, 2000


The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 10 and 11 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of October 31, 2000 and is subject to change.

                7 Smith Barney Premier Selections Large Cap Fund
                   | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------


                                Net Asset Value
                            ----------------------
                            Beginning       End         Income     Capital Gain       Total
Period Ended                of Period    of Period    Dividends    Distributions    Return+/(1)/
==================================================================================================
10/31/00                      $12.34       $12.36       $0.00          $0.00          0.16%
--------------------------------------------------------------------------------------------------
Inception* -- 4/30/00          11.40        12.34        0.00           0.00          8.25
==================================================================================================
  Total                                                 $0.00          $0.00
==================================================================================================

--------------------------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------------------------

                                Net Asset Value
                            ----------------------
                            Beginning       End         Income     Capital Gain       Total
Period Ended                of Period    of Period    Dividends    Distributions    Return+/(1)/
==================================================================================================
10/31/00                      $12.28       $12.25       $0.00          $0.00         (0.24)%
--------------------------------------------------------------------------------------------------
Inception* -- 4/30/00          11.40        12.28        0.00           0.00          7.72
==================================================================================================
  Total                                                 $0.00          $0.00
==================================================================================================

--------------------------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------------------------

                                Net Asset Value
                            ----------------------
                            Beginning       End         Income     Capital Gain       Total
Period Ended                of Period    of Period    Dividends    Distributions    Return+/(1)/
==================================================================================================
10/31/00                      $12.28       $12.25       $0.00          $0.00         (0.24)%
--------------------------------------------------------------------------------------------------
Inception*-- 4/30/00           11.40        12.28        0.00           0.00          7.72
==================================================================================================
  Total                                                 $0.00          $0.00
==================================================================================================


--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                            Without Sales Charges/(1)/
                                       ------------------------------------
                                       Class A      Class B      Class L
===========================================================================
Six Months Ended 10/31/00+              0.16%       (0.24)%      (0.24)%
---------------------------------------------------------------------------
Year Ended 10/31/00                     9.28         8.50         8.50
---------------------------------------------------------------------------
Inception* through 10/31/00             7.16         6.34         6.34
===========================================================================

                                              With Sales Charges/(2)/
                                       ------------------------------------
                                       Class A      Class B      Class L
===========================================================================
Six Months Ended 10/31/00+             (4.85)%      (5.23)%      (2.20)%
---------------------------------------------------------------------------
Year Ended 10/31/00                     3.78         3.50         6.46
---------------------------------------------------------------------------
Inception* through 10/31/00             2.56         2.95         5.39
===========================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.
*    Inception date for Class A, B and L shares is August 31, 1999.
+ Total return is not annualized, as it may not be representative of the total return for the year.

                8 Smith Barney Premier Selections Large Cap Fund
                   | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A, B and L Shares of the
Smith Barney Premier Selections Large Cap Fund vs. Russell 1000 Index+
--------------------------------------------------------------------------------

                           August 1999 -- October 2000

                                    [GRAPH]


              Smith Barney           Smith Barney          Smith Barney
           Premier Selections\   Premiere Selections\   Premier Selections\
            Large Cap Fund          Large Cap Fund        Large Cap Fund
           -- Class A Shares      -- Class B Shares      -- Class L Shares   Russell 1000 Index
 8/31/99          9,500                10,000                  9,896               10,000
  Oct-99          9,425                 9,408                  9,702               10,379
  Jan-00         10,108                10,105                 10,395               10,826
  Apr-00         10,283                10,272                 10,560               11,388
  Jul-00          9,933                 9,877                 10,169               11,187
10/31/00         10,300                10,346                 10,634               11,522


+ Hypothetical illustration of $10,000 invested in Class A, B and L shares on August 31, 1999 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and L shares, respectively. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2000. The Russell 1000 Index is a capitalization weighted total return index which is comprised of 1,000 of some of the larger-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. This Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                               Without Sales Charges(1)
================================================================================
Class A (Inception* through 10/31/00)                    8.42%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/00)                    7.46
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/00)                    7.46
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
*    Inception date for Class A, B and L shares is August 31, 1999.

                9 Smith Barney Premier Selections Large Cap Fund
                   | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                             October 31, 2000
--------------------------------------------------------------------------------


  SHARES                            SECURITY                          VALUE
================================================================================
COMMON STOCK -- 99.7%
Aluminum -- 1.9%
  475,000   Alcoa Inc.                                            $  13,626,562
--------------------------------------------------------------------------------
Beverage -- 3.0%
  359,700   The Coca-Cola Co.                                        21,716,887
--------------------------------------------------------------------------------
Chemical -- 1.7%
  400,000   The Dow Chemical Co.                                     12,250,000
--------------------------------------------------------------------------------
Computer Software -- 2.8%
  197,800   Microsoft Corp.*                                         13,623,475
  811,100   Novell, Inc.*                                             7,299,900
--------------------------------------------------------------------------------
                                                                     20,923,375
--------------------------------------------------------------------------------
Consumer Products -- 8.2%
  467,800   The Gillette Co.                                         16,314,525
  410,000   Kimberly-Clark Corp.                                     27,060,000
  210,000   Wm. Wrigley Jr. Co.                                      16,629,375
--------------------------------------------------------------------------------
                                                                     60,003,900
--------------------------------------------------------------------------------
Diversified/Conglomerate -- 5.0%
  400,000   General Electric Co.                                     21,925,000
  232,000   McGraw-Hill Co., Inc.                                    14,891,500
--------------------------------------------------------------------------------
                                                                     36,816,500
--------------------------------------------------------------------------------
Entertainment & Leisure -- 6.4%
  391,400   America Online, Inc.*                                    19,738,302
  750,000   The Walt Disney Co.                                      26,859,375
--------------------------------------------------------------------------------
                                                                     46,597,677
--------------------------------------------------------------------------------
Financial Services -- 16.3%
  200,000   Bank of America Corp.                                     9,612,500
  480,000   The Chase Manhattan Corp.                                21,840,000
  200,000   Fannie Mae                                               15,400,000
  195,000   Marsh & McLennan Cos., Inc.                              25,496,250
  475,000   Mellon Financial Corp.                                   22,918,750
  340,000   Merrill Lynch & Co., Inc.                                23,800,000
--------------------------------------------------------------------------------
                                                                    119,067,500
--------------------------------------------------------------------------------
Health Care/Drugs/Hospital Supplies -- 12.2%
  320,000   Bristol-Myers Squibb Co.                                 19,500,000
  187,500   Eli Lilly & Co.                                          16,757,812
  239,300   Merck & Co., Inc.                                        21,522,044
  727,000   Pfizer Inc.                                              31,397,312
--------------------------------------------------------------------------------
                                                                     89,177,168
--------------------------------------------------------------------------------
Insurance -- 7.5%
  200,000   American International Group, Inc.                       19,600,000
      250   Berkshire Hathaway Inc., Class A Shares*                 15,925,000
  230,000   The Chubb Corp.                                          19,420,625
--------------------------------------------------------------------------------
                                                                     54,945,625
--------------------------------------------------------------------------------
Machinery/Industrial -- 2.6%
     350,000   Honeywell International Inc.                          18,834,375
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

               10 Smith Barney Premier Selections Large Cap Fund
                    | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 October 31, 2000
--------------------------------------------------------------------------------


  SHARES                                                SECURITY                                                VALUE
==========================================================================================================================
Office Equipment & Supplies -- 1.6%
   395,000   Pitney Bowes Inc.                                                                              $ 11,726,563
--------------------------------------------------------------------------------------------------------------------------
Oil & Gas -- 10.5%
   350,000   BP Amoco PLC ADR                                                                                 17,828,125
   251,500   El Paso Energy Corp.                                                                             15,765,906
   275,000   Exxon Mobil Corp.                                                                                24,526,563
   450,000   The Williams Cos., Inc.                                                                          18,815,625
--------------------------------------------------------------------------------------------------------------------------
                                                                                                              76,936,219
--------------------------------------------------------------------------------------------------------------------------
Paper -- 1.7%
   335,000   International Paper Co.                                                                          12,269,375
--------------------------------------------------------------------------------------------------------------------------
Retail -- 0.7%
   150,000   Amazon.com, Inc.                                                                                  5,493,750
--------------------------------------------------------------------------------------------------------------------------
Technology -- 10.8%
   484,400   Cisco Systems, Inc.*                                                                             26,097,050
   446,200   Intel Corp.                                                                                      20,079,000
   545,400   Motorola, Inc.                                                                                   13,600,913
   402,000   Texas Instruments Inc.                                                                           19,723,125
--------------------------------------------------------------------------------------------------------------------------
                                                                                                              79,500,088
--------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 6.8%
   400,000   AT&T Corp.                                                                                        9,275,000
   330,000   BellSouth Corp.                                                                                  15,943,125
   425,000   SBC Communications Inc.                                                                          24,517,188
--------------------------------------------------------------------------------------------------------------------------
                                                                                                              49,735,313
--------------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $681,757,557)                                                                          729,620,877
==========================================================================================================================


   FACE
  AMOUNT                                                SECURITY                                                VALUE
==========================================================================================================================
REPURCHASE AGREEMENT -- 0.3%
$2,075,000   Morgan Stanley Dean Witter & Co., 6.500% due 11/1/00; Proceeds at maturity -- $2,075,375;
               (Fully collateralized by U.S. Treasury Notes, 4.750% to 7.875% due 2/28/03 to 11/15/04;
               Market value -- $2,126,801) (Cost -- $2,075,000)                                                2,075,000
==========================================================================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost -- $683,832,557**)                                                                       $731,695,877
==========================================================================================================================


*    Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

               11 Smith Barney Premier Selections Large Cap Fund
                   | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                 October 31, 2000
--------------------------------------------------------------------------------


ASSETS:
   Investments, at value (Cost -- $683,832,557)                            $731,695,877
   Cash                                                                             276
   Receivable for Fund shares sold                                              216,723
   Dividends and interest receivable                                            856,563
------------------------------------------------------------------------------------------
   Total Assets                                                             732,769,439
------------------------------------------------------------------------------------------

LIABILITIES:
   Investment advisory fees payable                                             457,553
   Distribution fees payable                                                    191,931
   Payable for Fund shares purchased                                             31,588
   Accrued expenses                                                              56,151
------------------------------------------------------------------------------------------
   Total Liabilities                                                            737,223
------------------------------------------------------------------------------------------
Total Net Assets                                                           $732,032,216
==========================================================================================

NET ASSETS:
   Par value of capital shares                                             $     59,620
   Capital paid in excess of par value                                      675,306,165
   Accumulated net investment loss                                           (1,487,622)
   Accumulated net realized gain from security transactions                  10,290,733
   Net unrealized appreciation of investments                                47,863,320
------------------------------------------------------------------------------------------
Total Net Assets                                                           $732,032,216
==========================================================================================
Shares Outstanding:
   Class A                                                                   12,779,842
   ---------------------------------------------------------------------------------------
   Class B                                                                   26,850,379
   ---------------------------------------------------------------------------------------
   Class L                                                                   19,989,700
   ---------------------------------------------------------------------------------------

Net Asset Value:
   Class A (and redemption price)                                                $12.36
   ---------------------------------------------------------------------------------------
   Class B *                                                                     $12.25
   ---------------------------------------------------------------------------------------
   Class L **                                                                    $12.25
   ---------------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)             $13.01
   ---------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)             $12.37
==========================================================================================


* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

               12 Smith Barney Premier Selections Large Cap Fund
                   | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)    For the Six Months Ended October 31, 2000
--------------------------------------------------------------------------------


INVESTMENT INCOME:
  Dividends                                                                     $ 4,891,181
  Interest                                                                          188,595
  Less: Foreign withholding tax                                                     (23,100)
-----------------------------------------------------------------------------------------------
  Total Investment Income                                                         5,056,676
-----------------------------------------------------------------------------------------------

EXPENSES:
  Distribution fees (Note 2)                                                      3,180,199
  Investment advisory fees (Note 2)                                               2,846,509
  Shareholder and system servicing fees                                             378,523
  Registration fees                                                                  50,958
  Shareholder communications                                                         31,339
  Trustees' fees                                                                     20,384
  Custody                                                                            16,511
  Audit and legal                                                                    14,268
  Other                                                                               5,607
----------------------------------------------------------------------------------------------
  Total Expenses                                                                  6,544,298
----------------------------------------------------------------------------------------------
Net Investment Loss                                                              (1,487,622)
----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized Gain From Security Transactions (excluding short-term securities):
     Proceeds from sales                                                         87,952,145
     Cost of securities sold                                                     83,234,959
----------------------------------------------------------------------------------------------
  Net Realized Gain                                                               4,717,186
----------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                                         53,271,735
     End of period                                                               47,863,320
----------------------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                                        (5,408,415)
----------------------------------------------------------------------------------------------
Net Loss on Investments                                                            (691,229)
----------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                          $(2,178,851)
==============================================================================================


                       See Notes to Financial Statements.

               13 Smith Barney Premier Selections Large Cap Fund
                   | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended October 31, 2000 (unaudited) and the Period Ended April 30, 2000(a)

                                                                               October 31         April 30
===============================================================================================================
OPERATIONS:
  Net investment loss                                                       $  (1,487,622)    $  (1,569,592)
  Net realized gain                                                             4,717,186         7,143,139
  Increase (decrease) in net unrealized appreciation                           (5,408,415)       53,271,735
---------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations                            (2,178,851)       58,845,282
---------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                                --                --
---------------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions To Shareholders                            --                --
---------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                                             33,241,211       828,612,712
  Net asset value of shares issued for reinvestment of dividends                       --                --
  Cost of shares reacquired                                                   (82,907,727)     (103,580,411)
---------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Fund Share Transactions              (49,666,516)      725,032,301
---------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                             (51,845,367)      783,877,583

NET ASSETS:
  Beginning of period                                                         783,877,583                --
---------------------------------------------------------------------------------------------------------------
  End of period*                                                            $ 732,032,216     $ 783,877,583
===============================================================================================================
* Includes accumulated net investment loss of:                                $(1,487,622)               --
===============================================================================================================


(a) For the period from August 31, 1999 (commencement of operations) to April 30, 2000.

                       See Notes to Financial Statements.

               14 Smith Barney Premier Selections Large Cap Fund
                    | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Premier Selections Large Cap Fund ("Portfolio"), formerly known as Smith Barney Premier Selections Fund, a separate investment portfolio of the Smith Barney Investment Funds, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund consists of this Portfolio and ten other separate investment portfolios: Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Small Cap Growth Fund, Smith Barney Peachtree Growth Fund (formerly known as Concert Peachtree Growth Fund), Smith Barney Hansberger Global Value Fund, Smith Barney Hansberger Global Small Cap Value Fund, Smith Barney Small Cap Value Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund and Smith Barney Group Spectrum Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, in the absence of sales, at the mean between the closing bid and asked prices; over-the-counter securities are valued at the mean between the bid and asked prices. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) direct expenses are charged to each class; investment advisory fees and general Portfolio expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At April 30, 2000, reclassifications were made to the capital accounts of the Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.



2. Investment Advisory Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Portfolio. The Portfolio pays SSBC an advisory fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the six months ended October 31, 2000, the Portfolio paid transfer agent fees of $35,081 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.

               15 Smith Barney Premier Selections Large Cap Fund
                   | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

SSB acts as the primary broker for its portfolio agency transactions. For the six months ended October 31, 2000, SSB received brokerage commissions of $6,930.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended October 31, 2000, SSB and CFBDS received sales charges of $130,000 and $147,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                           Class A      Class B       Class L
================================================================================
CDSCs                                      $16,000      $535,000      $77,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended October 31, 2000, total Distribution Plan fees were as follows:

                                           Class A      Class B       Class L
================================================================================
Distribution Plan Fees                     $205,048    $1,694,291   $1,280,860
================================================================================

All officers and one Director of the Fund are employees of SSB.


3. Investments

During the six months ended October 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $49,207,596
--------------------------------------------------------------------------------
Sales                                                               87,952,145
================================================================================

At October 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                     $116,903,071
Gross unrealized depreciation                                      (69,039,751)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $47,863,320
================================================================================


4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


5. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the six months ended October 31, 2000, the Portfolio did not enter into any reverse repurchase agreement transactions.

               16 Smith Barney Premier Selections Large Cap Fund
                   | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At October 31, 2000, the Portfolio had no open futures contracts.

7. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 2000, the Portfolio had no securities on loan.

8. Option Contracts

Premiums paid when call options are purchased by the Portfolio represent investments which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 2000, the Portfolio held no purchased call or put option contracts.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

During the six months ended October 31, 2000, the Portfolio did not enter into any written covered call or put option contracts.

9. Capital Shares

At October 31, 2000, the Fund had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The

               17 Smith Barney Premier Selections Large Cap Fund
                   | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

At October 31, 2000, total paid-in capital amounted to the following for each class:

                                 Class A           Class B           Class L
================================================================================
Total Paid-in Capital         $144,063,622      $304,566,745      $226,735,418
================================================================================

Transactions in shares of each class were as follows:


                                   Six Months Ended                    Period Ended
                                   October 31, 2000                   April 30, 2000*
                            -----------------------------    --------------------------------
                                Shares         Amount            Shares          Amount
=============================================================================================
Class A
Shares sold                     568,537    $   6,890,728       16,500,035    $ 188,811,411
Shares reacquired            (1,733,809)     (20,976,066)      (2,554,921)     (30,662,451)
---------------------------------------------------------------------------------------------
Net Increase (Decrease)      (1,165,272)   $ (14,085,338)      13,945,114    $ 158,148,960
=============================================================================================
Class B
Shares sold                     907,174    $  10,920,897       31,829,233    $ 364,003,931
Shares reacquired            (2,471,952)     (29,657,306)      (3,414,076)     (40,700,777)
---------------------------------------------------------------------------------------------
Net Increase (Decrease)      (1,564,778)   $ (18,736,409)      28,415,157    $ 323,303,154
=============================================================================================

Class L
Shares sold                   1,280,322    $  15,429,586       24,095,584    $ 275,797,370
Shares reacquired            (2,683,996)     (32,274,355)      (2,702,210)     (32,217,183)
---------------------------------------------------------------------------------------------
Net Increase (Decrease)      (1,403,674)   $ (16,844,769)      21,393,374    $ 243,580,187
=============================================================================================


*    For the period from August 31, 1999 (inception date) to April 30, 2000.

               18 Smith Barney Premier Selections Large Cap Fund
                   | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout the period ended April 30, except where noted:

Class A Shares                              2000/(1)//(2)/       2000/(2)//(3)/
================================================================================
Net Asset Value, Beginning of Period       $12.34               $11.40
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income                     0.01                 0.02
   Net realized and unrealized gain          0.01                 0.92
--------------------------------------------------------------------------------
Total Income From Operations                 0.02                 0.94
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                       --                   --
--------------------------------------------------------------------------------
Total Distributions                            --                   --
--------------------------------------------------------------------------------
Net Asset Value, End of Period             $12.36               $12.34
--------------------------------------------------------------------------------
Total Return++                               0.16%                8.25%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $158,022             $172,141
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
   Expenses                                  1.14%                1.17%
   Net investment income                     0.22                 0.29
--------------------------------------------------------------------------------
Portfolio Turnover Rate                         7%                  15%
================================================================================


Class B Shares                              2000/(1)//(2)/       2000/(2)//(3)/
================================================================================
Net Asset Value, Beginning of Period       $12.28               $11.40
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                      (0.03)               (0.04)
   Net realized and unrealized gain          0.00*                0.92
--------------------------------------------------------------------------------
Total Income (Loss) From Operations         (0.03)                0.88
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                       --                   --
--------------------------------------------------------------------------------
Total Distributions                            --                   --
--------------------------------------------------------------------------------
Net Asset Value, End of Period             $12.25               $12.28
--------------------------------------------------------------------------------
Total Return++                              (0.24)%               7.72%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $329,040             $348,987
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
   Expenses                                  1.91%                1.94%
   Net investment loss                      (0.56)               (0.48)
--------------------------------------------------------------------------------
Portfolio Turnover Rate                         7%                  15%
================================================================================

(1)  For the six months ended October 31, 2000 (unaudited).
(2)  Per share amounts have been calculated using the average shares method.
(3)  For the period from August 31, 1999 (inception date) to April 30, 2000.
*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

                19 Smith Barney Premier Selections Large Cap Fund
                   | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout the period ended April 30, except where noted:

Class L Shares                                     2000/(1)//(2)/ 2000/(2)//(3)/
================================================================================
Net Asset Value, Beginning of Period              $12.28         $11.40
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                             (0.03)         (0.04)
   Net realized and unrealized gain                 0.00*          0.92
--------------------------------------------------------------------------------
Total Income (Loss) From Operations                (0.03)          0.88
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                              --             --
--------------------------------------------------------------------------------
Total Distributions                                   --             --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                    $12.25         $12.28
--------------------------------------------------------------------------------
Total Return++                                     (0.24)%         7.72%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $244,970       $262,750
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
   Expenses                                         1.91%          1.93%
   Net investment loss                             (0.56)         (0.48)
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                7%            15%
================================================================================

(1)  For the six months ended October 31, 2000 (unaudited).
(2)  Per share amounts have been calculated using the average shares method.
(3)  For the period from August 31, 1999 (inception date) to April 30, 2000.
*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

                20 Smith Barney Premier Selections Large Cap Fund
                   | 2000 Semi-Annual Report to Shareholders

                                  SMITH BARNEY
                       PREMIER SELECTIONS LARGE CAP FUND

TRUSTEES                                 INVESTMENT ADVISER
Paul R. Ades                             SSB Citi Fund Management LLC
Herbert Barg
Dwight B. Crane                          DISTRIBUTOR
Frank Hubbard                            Salomon Smith Barney Inc.
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller                               CUSTODIAN
                                         PFPC Trust Company

OFFICERS                                 TRANSFER AGENT
Heath B. McLendon                        Citi Fiduciary Trust Company
President and                            125 Broad Street, 11th Floor
Chief Executive Officer                  New York, New York 10004

Lewis E. Daidone                         SUB-TRANSFER AGENT
Senior Vice President                    PFPC Global Fund Services
and Treasurer                            P.O. Box 9699
                                         Providence, Rhode Island
Alan J. Blake                            02940-9699
Vice President and
Investment Officer


Frances A. Root
Vice President and
Investment Officer


Paul A. Brook
Controller


Christina T. Sydor
Secretary

Smith Barney Premier Selections Large Cap Fund
--------------------------------------------------------------------------------

This report is submitted for the general information of shareholders of Smith Barney Premier Selections Large Cap Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY PREMIER SELECTIONS LARGE CAP FUND
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013


For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.


www.smithbarney.com/mutualfunds


[LOGO OF SALOMON SMITH BARNEY]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD01760 12/00

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                               PREMIER SELECTIONS
                               ALL CAP GROWTH FUND
--------------------------------------------------------------------------------
       PREMIER SELECTIONS SERIES | SEMI-ANNUAL REPORT | OCTOBER 31, 2000

                             [LOGO OF SMITH BARNEY]

--------------------------------------------------------------------------------
            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
--------------------------------------------------------------------------------

[PHOTO OF ALAN BLAKE, LARRY WEISSMAN, AND TIM WOODS]
ALAN BLAKE, LARRY
WEISSMAN, TIM WOODS
Portfolio Managers

[GRAPHIC]
Premier Selections Series

Semi-Annual Report . October 31, 2000

SMITH BARNEY PREMIER
SELECTIONS ALL CAP GROWTH FUND

--------------------------------------------------------------------------------
ALAN BLAKE
--------------------------------------------------------------------------------

Alan Blake has more than 22 years of securities business experience.

Education: BS from Lehigh University, MS from the State University of New York.

--------------------------------------------------------------------------------
LARRY WEISSMAN
--------------------------------------------------------------------------------

Larry Weissman, CFA, has more than 16 years of securities business experience.

Education: BS in Economics from Cornell University, MBA in Finance from Columbia University.

--------------------------------------------------------------------------------
TIM WOODS
--------------------------------------------------------------------------------

Tim Woods, CFA, has more than 15 years of securities business experience.

Education: BS in Accounting from Florida A&M, MBA in Finance from University of Pennsylvania's Wharton School of Business.

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Portfolio seeks long-term capital growth by investing in three different areas: large cap growth stocks, mid cap growth stocks and small cap growth stocks.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
June 30, 2000

MANAGER TENURE
--------------------------------------------------------------------------------
Since Inception

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
22 Years (Alan Blake)
16 Years (Larry Weissman)
15 Years (Tim Woods)

                                      CLASS A          CLASS B          CLASS L
--------------------------------------------------------------------------------
NASDAQ                                 SPAAX            SPBBX            SPBLX
--------------------------------------------------------------------------------
INCEPTION                              6/30/00          6/30/00          6/30/00
--------------------------------------------------------------------------------

Average Annual Total Returns as of October 31, 2000

                                             Without Sales Charges(1)
                                       Class A       Class B         Class L
--------------------------------------------------------------------------------
Since Inception+++                     (3.07)%       (3.25)%         (3.25)%
--------------------------------------------------------------------------------

                                                With Sales Charges(2)
                                       Class A       Class B         Class L
--------------------------------------------------------------------------------
Since Inception+++                     (7.92)%       (8.08)%         (5.21)%
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares of the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+    Inception date for Class A, B and L shares is June 30, 2000.

++ Total return is not annualized,as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------

What's Inside

Your Investment in the Smith Barney
     Premier Selections All Cap Growth Fund ...................................1

A Message from the Chairman ...................................................2

Fund at a Glance ..............................................................3

Letter from the Portfolio Managers ............................................4

This is the Story of The Three Bulls ..........................................7

Historical Performance ........................................................8

Schedule of Investments .......................................................9

Statement of Assets and Liabilities ..........................................12

Statement of Operations ......................................................13

Statement of Changes in Net Assets ...........................................14

Notes to Financial Statements ................................................15

Financial Highlights .........................................................19

[LOGO OF SMITH BARNEY MUTUAL FUNDS]

--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             YOUR INVESTMENT IN THE SMITH BARNEY PREMIER SELECTIONS
                               ALL CAP GROWTH FUND
--------------------------------------------------------------------------------

Portfolio managers Alan Blake, Larry Weissman and Tim Woods bring their experience of identifying quality companies in the small-, mid- and large-cap areas of the market into one portfolio. Your investment in the All Cap Growth Fund represents an opportunity for you, the serious investor, to take advantage of the potential growth of companies of all sizes across a wide range of industries.

[GRAPHIC]
Potential for Rapid Earnings Growth
Alan, Larry and Tim seek to identify what they deem to be dynamic businesses with the capability for above-average growth in industries poised for long-term success. Alan, Larry and Tim look to invest in companies that are leaders in their industries with superior financials and sound management teams.

[GRAPHIC]
Three Equity Strategies in One Fund
The combination of Alan, Larry and Tim's investment styles in one fund offers investors the advantages of investing in companies of all sizes in select industries and businesses. Together, Alan, Larry and Tim have created a portfolio that they believe may be well positioned with solid long-term capital growth potential.

[GRAPHIC]
The "Best of the Best"--the Premier Selections Series
The Premier Selections Series is a selection of Smith Barney mutual funds showcasing our best investment ideas managed by our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multi-class and multi-cap options.

[GRAPHIC]
A Distinguished History of Managing Your Serious Money
Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, SSB Citi Fund Management LLC ("SSB Citi") unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

At SSB Citi, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.

            1 Smith Barney Premier Selections All Cap Growth Fund |
                    2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                          A MESSAGE FROM THE CHAIRMAN
--------------------------------------------------------------------------------

The new millennium, so far, has been marked by higher volatility and concerns that the bull market in stocks may be running out of steam.

We believe that your serious money demands professional management. Since 1937, Smith Barney has managed the serious money of individuals, their families and their businesses. Today, with over $398.6 billion in assets under management,/1/ SSB Citi Fund Management LLC ("SSB Citi") offers choices and solutions, uniting the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

The Smith Barney family of funds represents a complex with a 60-year history of investment expertise. In addition, Smith Barney is currently conducting an extensive advertising campaign, highlighting a selection of the most popular Smith Barney mutual funds and the investment professionals who manage them.

                         [PHOTO OF HEATH B. MCLENDON]
                               HEATH B. MCLENDON
                               CHAIRMAN
                               -----------------

The Smith Barney Premier Selections All Cap Growth Fund ("Portfolio") combines the complimentary strategies of three of our top growth managers--Alan Blake, Larry Weissman and Tim Woods. The Portfolio seeks long-term capital growth by investing in potentially some of today's most promising companies. Their investments run the gamut from companies in their early stages of development (small- and mid-caps)/2/ to more established companies in their respective markets (large-caps).

When you invest with SSB Citi you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial success.

Thank you for your confidence in our investment management approach.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

November 28, 2000

---------
/1/ As of October 31, 2000. This figure represents SSB Citi's assets under management for retail, institutional, money and separate accounts.

---------
/2/ Please note that investments in securities of smaller, less-known companies may be more volatile than those of larger companies.

            2 Smith Barney Premier Selections All Cap Growth Fund |
                    2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
        Smith Barney Premier Selections All Cap Growth Fund at a Glance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Industry Diversification of Common Stock+*
--------------------------------------------------------------------------------

                                    [GRAPH]

12.1% Computer Software
 5.3% Diversified/Conglomerate
 8.0% Electronics
 5.3% Entertainment & Leisure
 6.5% Financial Services
12.2% Health Care/Drugs/Hospital Supplies
 6.3% Retail
 8.9% Technology
 6.8% Telecommunications
28.6% Other

--------------------------------------------------------------------------------
Investment Breakdown++*
--------------------------------------------------------------------------------

                                    [GRAPH]

1.3% Repurchase Agreement
98.7% Common Stock

+    As a percentage of total common stock.
++   As a percentage of total investments.
* All information is as of October 31, 2000. Please note that the Portfolio's holdings are subject to change.

            3 Smith Barney Premier Selections All Cap Growth Fund |
                     2000 Semi-Annual Report to Shareholders

Dear Shareholder,

We are pleased to present the first shareholder report for the Smith Barney Premier Selections All Cap Growth Fund ("Portfolio") for the period from June 30, 2000 (commencement of operations) through October 31, 2000. In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update

For the period since the Portfolio's inception, the Portfolio's Class A shares, without and with sales charges, reported negative total returns of 3.07% and 7.92%, respectively. In comparison, the Russell 1000 Growth Index ("Russell 1000 Growth"),/1/ the Standard & Poor's MidCap 400 Index ("S&P MidCap 400")/2/ and the Russell 2000 Growth Index ("Russell 2000 Growth")3 returned a negative 9.86%, 8.34% and a negative 11.77%, respectively, for the same period.

Investment Strategy

The Portfolio seeks long-term capital growth by investing in three different areas of the market: large-cap growth, mid-cap growth and small-cap growth.

Large-Cap Growth

The large-cap growth portion of the Portfolio invests primarily in stocks of companies that possess a market capitalization within the market capitalization range of companies in the Russell 1000 Growth at the time of investment.

We look to invest in a core group of large-capitalization growth stocks that share a number of characteristics. Chief among them are strong financials (i.e., consistent and sustainable earnings growth, significant free cash flow and very high returns on equity), companies delivering world-class products or services into the global marketplace, dominant companies within growth industries where we think the barriers to entry are extremely high and companies with strong management teams. In our view, strong management is just as important as a company's financial condition or the quality of its products or services.

Mid-Cap Growth

The mid-cap growth portion of the Portfolio looks to invest primarily in equity securities that possess a market capitalization within the market capitalization range of companies in the S&P MidCap 400 at the time of investment.

We look to invest in mid-cap stocks that offer significant competitive advantages in the marketplace. In our view, many of these companies are leaders in their respective fields and are poised to take advantage of their leadership position. We also look for consistent growth, products with leadership positions, strong management, positive cash flow and high return on equity as factors in determining whether to invest in a prospective company.

Small-Cap Growth

The small-cap growth portion of the Portfolio looks to invest primarily in stock of companies that possess a market capitalization within the market capitalization range of companies in the Russell 2000 Growth at the time of investment.

---------
/1/ The Russell 1000 Growth measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note an investor cannot invest directly in an index.
/2/ The S&P MidCap 400 is a market-value weighted index, consisting of 400 domestic stocks chosen for market size liquidity and industry group representation. Please note an investor cannot invest directly in an index.
/3/ The Russell 2000 Growth measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note an investor cannot invest directly in an index.

             4 Smith Barney Premier Selections All Cap Growth Fund
                   | 2000 Semi-Annual Report to Shareholders

We utilize a bottom-up/4/ investment strategy to target relatively unknown and financially sound companies that, we believe, demonstrate the potential to possibly become large and more mature mid-cap companies. Elements of our method include fundamental research, evaluation of key management and screening techniques. In selecting individual stocks some of the things we look for are entrepreneurial managements that are committed to long-term growth, positive historical sales and earnings growth and product and services that may give the company a competitive advantage.

Market Overview

In our view, the broad markets recent lackluster performance relative to previous periods is due to increased competitive pressures, higher energy prices, a strong dollar and slowing consumer spending.

After four consecutive years of greater than 20% gains, the major stock market indices entered the final quarter of the year with a reasonable chance of registering among the weakest annual returns for each major index since 1991. While many investors have gained comfort that monetary policymakers may have finished tightening rates for awhile, we believe interest rate fears have been displaced by uncertainty about global and domestic growth next year, profits becoming scarcer and energy prices remaining at high levels far longer than currently assumed.

--------------------------------------------------------------------------------
AS A RESULT, EARNINGS SUSTAINABILITY IN THE FACE OF A COOLING ECONOMY HAS BECOME
   AN ISSUE AFTER SEVERAL COMPANIES PRE-ANNOUNCED AHEAD OF THE THIRD QUARTER EARNINGS SEASON. THE VARIETY OF HURDLES INCLUDE MODERATING GLOBAL GROWTH,
NEGATIVE CURRENCY EFFECTS, AND HIGHER COSTS OF DOING BUSINESS RELATED TO ENERGY,
   WAGES, AND INTEREST RATES. SUCH OPERATIONAL CHALLENGES SEEM UNLIKELY TO BE
    QUICKLY RESOLVED AND THEREFORE HAVE GENERALLY COLORED OUR OUTLOOK AND
                 INVESTMENT STRATEGY IN THE INTERMEDIATE TERM.
--------------------------------------------------------------------------------

Considering estimates of growth in corporate profits for next year that may range from 6% to 8% versus the 14% to 16% expected gains in 2000, we believe identifying companies with attractive valuations and sustainable earnings may become a harder task with respect to the Portfolio's holdings. If the recent flood of profit warnings is a sign of what lies ahead, many stocks with high earnings visibility are likely to gain favor while those with high expectations and decelerating growth may be good candidates for underperformance. As cyclical challenges continue frustrating earnings beyond simply the industrial sector, we suspect many investors may continue showing more discernment of stocks with extreme valuations and the appeal of companies with solid earnings growth.

We continue to believe that going forward many investors may be looking towards the growth sector of the market for companies that demonstrate strong sales and earnings growth. In light of favorable growth valuations and economic fundamentals, we remain confident that there still is further upside potential in the growth sector of the market. In our opinion, investors may continue to focus on companies that demonstrate growth at what they deem to be reasonable valuations relative to the overall market. (Of course, there are no guarantees that our expectations will be met.)

---------
/4/ Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

            5 Smith Barney Premier Selections All Cap Growth Fund |
                    2000 Semi-Annual Report to Shareholders

Thank you for your investment in the Smith Barney Premier Selections All Cap Growth Fund. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,

/s/ Alan J. Blake

Alan J. Blake
Vice President and
Investment Officer

/s/ Lawrence Weissman

Lawrence Weissman, CFA
Vice President and
Investment Officer

/s/ Timothy Woods

Timothy Woods, CFA
Vice President and
Investment Officer

November 28, 2000

The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 9 through 11 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of October 31, 2000 and is subject to change.

            6 Smith Barney Premier Selections All Cap Growth Fund |
                     2000 Semi-Annual Report to Shareholders

Portfolio managers Alan Blake, Larry Weissman and Tim Woods as featured in our new national advertising campaign appearing in The Wall Street Journal, Barron's and The New York Times.

             [PHOTO OF ALAN BLAKE, LARRY WEISSMAN, AND TIM WOODS]

LARGE CAP                     MID CAP                       SMALL CAP
ALAN BLAKE                    LARRY WEISSMAN                TIM WOODS

--------------------------------------------------------------------------------
                              THIS IS THE STORY OF
                                       THE
                                  THREE BULLS.
--------------------------------------------------------------------------------

SMITH BARNEY PREMIER SELECTIONS ALL CAP GROWTH FUND

While many fund managers search for companies that are not too big or not too small, these three bulls believe a growth strategy is unlimited by market capitalization. In our Premier Selections All Cap Growth Fund, managers Tim Woods, Larry Weissman and Alan Blake join forces to create a selective but wide-ranging portfolio: innovative small caps, franchise-building mid caps and large caps benefiting from globalization. With 52 years of combined experience, these managers know that the bigger your universe, the more opportunity you're likely to find in it. The Premier Selections Series--learn more about it. Call us at 1-888-SEROUS, ext. 1776 or visit us at www.smithbarney.com/mutualfunds for a free prospectus. The prospectus contains more information, including fees and expenses. Please read it carefully before you invest or send money. The securities of smaller, lesser-known companies may be more volatile than those of larger companies. Also, investments in foreign securities involve greater risks than U.S. investments.

[LOGO OF SMITH BARNEY MUTUAL FUNDS]

          1-888-SERIOUS, EXT. 1776 OR WWW.SMITHBARNEY.COM/MUTUALFUNDS

--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value
--------------------------------------------------------------------------------

                                                                     60598 10/00

(C)2000 SALOMON SMITH BARNEY INC. MEMBER NASD, SIPC. YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED. IS A SERVICE MARK OF SALOMON SMITH BARNEY INC.

            7 Smith Barney Premier Selections All Cap Growth Fund |
                     2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                      --------------------
                      Beginning      End      Income    Capital Gain    Total
Period Ended          of Period  of Period   Dividends  Distributions  Return(1)
================================================================================
Inception*-- 10/31/00   $11.40     $11.05      $0.00        $0.00       (3.07)%+
================================================================================


--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                      --------------------
                      Beginning      End      Income    Capital Gain    Total
Period Ended          of Period  of Period   Dividends  Distributions  Return(1)
================================================================================
Inception*-- 10/31/00   $11.40     $11.03      $0.00        $0.00       (3.25)%+
================================================================================


--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                      --------------------
                      Beginning      End      Income    Capital Gain    Total
Period Ended          of Period  of Period   Dividends  Distributions  Return(1)
================================================================================
Inception*-- 10/31/00   $11.40     $11.03      $0.00        $0.00       (3.25)%+
================================================================================


--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

                                                    Without Sales Charges(1)
                                               ---------------------------------
                                               Class A      Class B      Class L
================================================================================
Inception* through 10/31/00                    (3.07)%      (3.25)%      (3.25)%
================================================================================

                                                     With Sales Charges(2)
                                               ---------------------------------
                                               Class A      Class B      Class L
================================================================================
Inception* through 10/31/00                    (7.92)%      (8.08)%      (5.21)%
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.
*    Inception date for Class A, B and L shares is June 30, 2000.
+ Total return is not annualized, as it may not be representative of the total return for the year.

            8 Smith Barney Premier Selections All Cap Growth Fund |
                     2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                             October 31, 2000
--------------------------------------------------------------------------------

SHARES                                  SECURITY                       VALUE
================================================================================
COMMON STOCK -- 98.7%
Automotive -- 1.1%
   152,000  Harley-Davidson, Inc.                                   $ 7,324,500
--------------------------------------------------------------------------------
Beverage -- 4.0%
   300,000  The Coca-Cola Co.                                        18,112,500
   251,250  The Pepsi Bottling Group, Inc.                            8,699,531
--------------------------------------------------------------------------------
                                                                     26,812,031
--------------------------------------------------------------------------------
Biomedical/Genetics -- 4.8%
    97,800  Affymetrix, Inc.*                                         5,415,675
   200,000  Amgen Inc.*                                              11,587,500
    82,800  Cytyc Corp.*                                              4,916,250
    82,400  Medarex, Inc.*                                            5,036,700
    44,700  Myriad Genetics, Inc.                                     5,364,000
--------------------------------------------------------------------------------
                                                                     32,320,125
--------------------------------------------------------------------------------
Computer Software -- 12.0%
    84,300  Advent Software, Inc.*                                    5,042,194
   164,200  Electronic Arts Inc.*                                     8,210,000
    62,700  Informatica Corp.*                                        5,925,150
    79,200  Interwoven, Inc.*                                         7,979,400
   166,600  J.D. Edwards & Co.*                                       4,310,775
    20,000  Manugistics Group, Inc.*                                  2,278,750
    67,000  Mercury Interactive Corp.*                                7,437,000
    43,400  Micromuse, Inc.*                                          7,364,438
   250,000  Microsoft Corp.*                                         17,218,750
    54,200  NetIQ Corp.*                                              4,667,975
    91,400  Siebel Systems, Inc.*                                     9,591,288
--------------------------------------------------------------------------------
                                                                     80,025,720
--------------------------------------------------------------------------------
Consumer Products -- 3.6%
   700,000  The Gillette Co.                                         24,412,500
--------------------------------------------------------------------------------
Diversified/Conglomerate -- 5.2%
   210,000  General Electric Co.                                     11,510,625
   159,480  Keebler Foods Co.                                         6,458,940
   300,000  Tyco International Ltd.                                  17,006,250
--------------------------------------------------------------------------------
                                                                     34,975,815
--------------------------------------------------------------------------------
Electronics -- 7.9%
   129,095  AES Corp.*                                                7,293,868
   100,000  The Exar Corp.*                                           4,468,750
   131,100  Jabil Circuit, Inc.*                                      7,480,894
    95,256  Maxim Integrated Products, Inc.*                          6,316,663
    98,900  Micrel, Inc.*                                             4,475,225
   159,276  National Semiconductor Corp.*                             4,141,176
    20,000  Newport Corp.                                             2,284,063
    73,600  Plexus Corp.*                                             4,641,400
   110,700  Stratos Lightwave, Inc.*                                  2,926,631
   157,600  TranSwitch Corp.*                                         9,101,400
--------------------------------------------------------------------------------
                                                                     53,130,070
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

            9 Smith Barney Premier Selections All Cap Growth Fund |
                     2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 October 31, 2000
--------------------------------------------------------------------------------

SHARES                                  SECURITY                       VALUE
================================================================================
Entertainment & Leisure -- 5.2%
   310,000  America Online, Inc.*                                   $15,633,300
   143,991  IMAX Corp.*                                                 701,956
   203,800  Univision Communications Inc., Class A Shares*            7,795,350
   300,000  The Walt Disney Co.                                      10,743,750
--------------------------------------------------------------------------------
                                                                     34,874,356
--------------------------------------------------------------------------------
Financial Services -- 6.4%
   114,190  Ambac Financial Group, Inc.                               9,113,789
   270,000  Bank One Corp.                                            9,855,000
    48,700  Lehman Brothers Holdings Inc.                             3,141,150
   150,000  Merrill Lynch & Co., Inc.                                10,500,000
   200,800  Metris Co., Inc.                                          6,500,900
    34,670  Providian Financial Corp.                                 3,605,680
--------------------------------------------------------------------------------
                                                                     42,716,519
--------------------------------------------------------------------------------
Health Care/Drugs/Hospital Supplies -- 12.1%
   100,400  Alpharma Inc., Class A Shares                             3,896,775
   205,400  Amerisource Health Corp., Class A Shares*                 8,922,063
   125,700  Biovail Corp.*                                            5,287,256
   112,600  Dura Pharmaceuticals, Inc.*                               3,877,662
   110,000  Johnson & Johnson                                        10,133,750
   200,000  Merck & Co., Inc.                                        17,987,500
   250,000  Pfizer Inc.                                              10,796,875
    74,000  Priority Healthcare Corp., Class B Shares*                3,977,500
    72,700  Sepracor Inc.*                                            4,952,687
   135,600  Triad Hospitals, Inc.*                                    3,762,900
    98,800  Trigon Healthcare, Inc.*                                  7,082,725
--------------------------------------------------------------------------------
                                                                     80,677,693
--------------------------------------------------------------------------------
Human Resources -- 0.1%
    23,200  Administaff, Inc.*                                          823,600
--------------------------------------------------------------------------------
Insurance -- 4.3%
   135,000  American International Group, Inc.                       13,230,000
   103,382  Arthur J. Gallagher & Co.                                 6,525,989
   113,800  XL Capital Ltd., Class A Shares                           8,748,375
--------------------------------------------------------------------------------
                                                                     28,504,364
--------------------------------------------------------------------------------
Investment Management/Services -- 2.8%
   138,200  Eaton Vance Corp.                                         6,884,088
   109,050  FactSet Research Systems Inc.                             4,129,724
   144,000  Fiserv, Inc.*                                             7,551,000
--------------------------------------------------------------------------------
                                                                     18,564,812
--------------------------------------------------------------------------------
Machinery -- 1.6%
   120,950  Lexmark International, Inc.*                              4,958,950
    49,250  SPX Corp.                                                 6,088,531
--------------------------------------------------------------------------------
                                                                     11,047,481
--------------------------------------------------------------------------------
Marketing/Commercial Services -- 2.1%
   154,000  Catalina Marketing Corp.*                                 6,044,500
   177,560  Convergys Corp.*                                          7,734,957
--------------------------------------------------------------------------------
                                                                     13,779,457
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

            10 Smith Barney Premier Selections All Cap Growth Fund |
                     2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 October 31, 2000
--------------------------------------------------------------------------------

SHARES                                  SECURITY                       VALUE
================================================================================
Oil & Gas -- 3.9%
   102,900  Cooper Cameron Corp.*                                   $ 5,608,050
   227,600  Marine Drilling Cos., Inc.*                               5,433,950
    84,700  Smith International, Inc.*                                5,971,350
    82,600  Stone Energy Corp.*                                       4,229,120
   239,300  UIT Energy Corp.*                                         4,800,956
--------------------------------------------------------------------------------
                                                                     26,043,426
--------------------------------------------------------------------------------
Retail -- 6.2%
   400,000  Amazon.com, Inc.*                                        14,650,000
   116,600  Best Buy Co., Inc.*                                       5,851,863
   300,000  The Home Depot, Inc.                                     12,900,000
   103,100  The Talbots, Inc.                                         8,151,344
--------------------------------------------------------------------------------
                                                                     41,553,207
--------------------------------------------------------------------------------
Technology -- 8.7%
   180,000  Cisco Systems, Inc.*                                      9,697,500
   300,000  Intel Corp.                                              13,500,000
   450,000  Motorola, Inc.                                           11,221,875
   195,600  Symbol Technologies, Inc.                                 8,887,575
   310,000  Texas Instruments Inc.                                   15,209,375
--------------------------------------------------------------------------------
                                                                     58,516,325
--------------------------------------------------------------------------------
Telecommunications -- 6.7%
   204,550  ADC Telecommunications, Inc.*                             4,372,256
    73,300  Aeroflex Inc.*                                            4,361,350
    58,200  Amdocs Ltd.*                                              3,772,087
    39,800  Anaren Microwave, Inc.*                                   4,139,200
    85,900  AudioCodes Ltd.*                                          3,398,418
    82,600  Comverse Technology, Inc.*                                9,230,550
    97,200  MRV Communications, Inc.*                                 3,839,400
    84,700  Natural MicroSystems Corp.*                               3,827,381
    62,601  Time Warner Telecom Inc., Class A Shares*                 3,732,585
    43,300  Tollgrade Communications, Inc.*                           4,145,975
--------------------------------------------------------------------------------
                                                                     44,819,202
--------------------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost -- 660,738,332)                                   660,921,203
================================================================================

 FACE
AMOUNT                                  SECURITY                       VALUE
================================================================================
REPURCHASE AGREEMENT -- 1.3%
$8,674,000  J.P. Morgan Securities, Inc., 6.550% due 11/1/00;
              Proceeds at maturity -- $8,675,578; (Fully
              collateralized by U.S. Treasury Notes & Bonds,
              4.500% to 9.375% due 1/31/01 to 2/15/29;
              Market value -- $8,847,496) (Cost -- $8,674,000)        8,674,000
================================================================================
            TOTAL INVESTMENTS -- 100%
            (Cost -- $669,412,332**)                               $669,595,203
================================================================================

 *   Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

            11 Smith Barney Premier Selections All Cap Growth Fund |
                     2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                 October 31, 2000
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $669,412,332)                     $669,595,203
  Cash                                                                      436
  Receivable for Fund shares sold                                     1,486,049
  Dividends and interest receivable                                     142,250
--------------------------------------------------------------------------------
  Total Assets                                                      671,223,938
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    2,114,204
  Investment advisory fees payable                                      441,625
  Distribution fees payable                                             215,595
  Accrued expenses                                                      289,195
--------------------------------------------------------------------------------
  Total Liabilities                                                   3,060,619
--------------------------------------------------------------------------------
Total Net Assets                                                   $668,163,319
================================================================================
NET ASSETS:
  Par value of capital shares                                      $     60,587
  Capital paid in excess of par value                               692,776,681
  Accumulated net investment loss                                    (2,462,589)
  Accumulated net realized loss from security transactions          (22,394,231)
  Net unrealized appreciation of investments                            182,871
--------------------------------------------------------------------------------
Total Net Assets                                                   $668,163,319
================================================================================
Shares Outstanding:
  Class A                                                             4,854,260
  ------------------------------------------------------------------------------
  Class B                                                             8,245,708
  ------------------------------------------------------------------------------
  Class L                                                            47,486,727
  ------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                         $11.05
  ------------------------------------------------------------------------------
  Class B *                                                              $11.03
  ------------------------------------------------------------------------------
  Class L **                                                             $11.03
  ------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 5.26% of net asset value per share)      $11.63
  ------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)      $11.14
================================================================================

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.

                       See Notes to Financial Statements.

            12 Smith Barney Premier Selections All Cap Growth Fund |
                     2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)     For the Period Ended October 31, 2000(a)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                        $    695,260
  Interest                                                              959,844
--------------------------------------------------------------------------------
  Total Investment Income                                             1,655,104
--------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 2)                                          2,055,055
  Investment advisory fees (Note 2)                                   1,627,544
  Shareholder and system servicing fees                                 203,874
  Registration fees                                                     141,675
  Shareholder communications                                             36,987
  Custody                                                                18,353
  Directors' fees                                                        16,205
  Audit and legal                                                        15,300
  Other                                                                   2,700
--------------------------------------------------------------------------------
  Total Expenses                                                      4,117,693
--------------------------------------------------------------------------------
Net Investment Loss                                                  (2,462,589)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Loss From Security Transactions
  (excluding short-term securities):
     Proceeds from sales                                             66,557,669
     Cost of securities sold                                         88,951,900
--------------------------------------------------------------------------------
  Net Realized Loss                                                 (22,394,231)
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                                     --
     End of period                                                      182,871
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                               182,871
--------------------------------------------------------------------------------
Net Loss on Investments                                             (22,211,360)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $(24,673,949)
================================================================================

(a) For the period from June 30, 2000 (commencement of operations) to October 31, 2000.

                       See Notes to Financial Statements.

            13 Smith Barney Premier Selections All Cap Growth Fund |
                     2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Changes in Net Assets (unaudited)
                                        For the Period Ended October 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS:
  Net investment loss                                              $ (2,462,589)
  Net realized loss                                                 (22,394,231)
  Increase in net unrealized appreciation                                182,871
--------------------------------------------------------------------------------
  Decrease in Net Assets From Operations                            (24,673,949)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains                                                         --
--------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders                  --
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                                  721,741,735
  Net asset value of shares issued for reinvestment of dividends             --
  Cost of shares reacquired                                         (28,904,467)
--------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions               692,837,268
--------------------------------------------------------------------------------
Increase in Net Assets                                              668,163,319

NET ASSETS:
  Beginning of period                                                        --
--------------------------------------------------------------------------------
  End of period*                                                   $668,163,319
================================================================================
* Includes accumulated net investment loss of:                     $ (2,462,589)
================================================================================

(a) For the period from June 30, 2000 (commencement of operations) to October 31, 2000.

                       See Notes to Financial Statements.

            14 Smith Barney Premier Selections All Cap Growth Fund |
                     2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

The Smith Barney Premier Selections All Cap Growth Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The
Fund consists of this Portfolio and ten other separate investment portfolios:
Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Small Cap Growth Fund, Smith Barney Peachtree Growth Fund, (formerly known as Concert Peachtree Growth Fund), Smith Barney Hansberger Global Value Fund, Smith Barney Hansberger Global Small Cap Value Fund, Smith Barney Premier Selections Large Cap Fund, (formerly known as Smith Barney Premier Selections Fund), Smith Barney Small Cap Value Fund, Smith Barney Premier Selections Global Growth Fund and Smith Barney Group Spectrum Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, in the absence of sales, at the mean between the closing bid and asked prices; over-the-counter securities are valued at the mean between the bid and asked prices. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) direct expenses are charged to each class; investment advisory fees and general Portfolio expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and
(j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   Investment Advisory Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment advisor to the Portfolio. The Portfolio pays SSBC an advisory fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the period ended October 31, 2000, the Portfolio paid transfer agent fees of $204,383 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB acts as the primary broker for its Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as a member of the selling group. For the period ended October 31, 2000, SSB received total brokerage commissions of $33,611.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from

            15 Smith Barney Premier Selections All Cap Growth Fund |
                     2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the period ended October 31, 2000, SSB received sales charges of $1,137,000 and $833,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                                   Class B               Class L
================================================================================
CDSCs                                              $35,000               $65,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the period ended October 31, 2000, total Distribution Plan fees were as follows:

                                         Class A         Class B        Class L
================================================================================
Distribution Plan Fees                   $40,138        $263,728      $1,751,189
================================================================================

All officers and one Director of the Fund are employees of SSB.

3.   Investments

During the period ended October 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $749,690,231
--------------------------------------------------------------------------------
Sales                                                                 66,557,669
================================================================================

At October 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                     $  63,258,421
Gross unrealized depreciation                                       (63,075,550)
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $     182,871
================================================================================

4.   Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price.The Portfolio requires continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

5.   Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the period ended October 31, 2000, the Portfolio did not enter into any reverse repurchase agreement transactions.

6.   Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recog-

            16 Smith Barney Premier Selections All Cap Growth Fund |
                     2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

nized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At October 31, 2000, the Portfolio did not have any open futures contracts.

7.   Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 2000, the Portfolio did not have any securities on loan.

8.   Option Contracts

Premiums paid when call options are purchased by the Portfolio represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 2000, the Portfolio held no purchased call or put option contracts.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

During the period ended October 31, 2000, the Portfolio did not enter into any written covered call or put option contracts.

9.   Capital Shares

At October 31, 2000, the Fund had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

            17 Smith Barney Premier Selections All Cap Growth Fund |
                     2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

At October 31, 2000, total paid-in capital amounted to the following for each class:

                                      Class A          Class B         Class L
================================================================================
Total Paid-in Capital              $55,683,543      $94,692,467     $542,461,258
================================================================================

Transactions in shares of each class were as follows:

                                                          Period Ended
                                                        October 31, 2000*
                                                 -------------------------------
                                                    Shares             Amount
================================================================================
Class A
Shares sold                                       6,102,586        $ 69,897,661
Shares issued on reinvestment                            --                  --
Shares reacquired                                (1,248,326)        (14,214,118)
--------------------------------------------------------------------------------
Net Increase                                      4,854,260        $ 55,683,543
================================================================================
Class B
Shares sold                                       8,371,749        $ 96,114,922
Shares issued on reinvestment                            --                  --
Shares reacquired                                  (126,041)         (1,422,455)
--------------------------------------------------------------------------------
Net Increase                                      8,245,708        $ 94,692,467
================================================================================
Class L
Shares sold                                      48,648,634        $555,729,152
Shares issued on reinvestment                            --                  --
Shares reacquired                                (1,161,907)        (13,267,894)
--------------------------------------------------------------------------------
Net Increase                                     47,486,727        $542,461,258
================================================================================

* For the period from June 30, 2000 (inception date) to October 31, 2000.

            18 Smith Barney Premier Selections All Cap Growth Fund |
                     2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout the period:

                                        Class A(1)(2)  Class B(1)(2)  Class L(1)(2)
===================================================================================
Net Asset Value, Beginning of Period      $11.40           $11.40         $11.40
-----------------------------------------------------------------------------------
Loss From Operations:
  Net investment loss                      (0.02)           (0.05)         (0.05)
  Net realized and unrealized loss         (0.33)           (0.32)         (0.32)
-----------------------------------------------------------------------------------
Total Loss From Operations                 (0.35)           (0.37)         (0.37)
-----------------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                          --               --             --
-----------------------------------------------------------------------------------
Total Distributions                           --               --             --
-----------------------------------------------------------------------------------
Net Asset Value, End of Period            $11.05           $11.03         $11.03
-----------------------------------------------------------------------------------
Total Return++                             (3.07)%          (3.25)%        (3.25)%
-----------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $53,657          $90,920       $523,586
-----------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses                                  1.21%            1.96%          1.96%
  Net investment loss                      (0.48)           (1.24)         (1.18)
-----------------------------------------------------------------------------------
Portfolio Turnover Rate                       11%              11%            11%
===================================================================================

(1) For the period from June 30, 2000 (inception date) to October 31, 2000 (unaudited).
(2)  Per share amounts have been calculated using the average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

            19 Smith Barney Premier Selections All Cap Growth Fund |
                     2000 Semi-Annual Report to Shareholders

                     (This page intentionally left blank.)

           SMITH BARNEY
PREMIER SELECTIONS ALL CAP GROWTH FUND

DIRECTORS
Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller


OFFICERS
Heath B. McLendon
President and
Chief Executive Officer


Lewis E. Daidone
Senior Vice President
and Treasurer


Alan J. Blake
Vice President and
Investment Officer


Lawrence Weissman
Vice President and
Investment Officer


Timothy Woods
Vice President and
Investment Officer


Paul A. Brook
Controller


Christina T. Sydor
Secretary

INVESTMENT ADVISER
SSB Citi Fund Management LLC


DISTRIBUTOR
Salomon Smith Barney Inc.


CUSTODIAN
PFPC Trust Company


TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004


SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Smith Barney Premier Selections All Cap Growth Fund

This report is submitted for the general information of shareholders of Smith Barney Premier Selections All Cap Growth Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus,which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY PREMIER SELECTIONS ALL CAP GROWTH FUND
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013


For complete information on any Smith Barney Mutual Fund, including management fees and expenses, call or write to your financial professional for a free prospectus. Read it carefully before you invest or send money.




www.smithbarney.com/mutualfunds




[LOGO OF SALOMON SMITH BARNEY]

Salomon Smith Barney is a service mark of Salomon
Smith Barney Inc.


FD02098 12/00

                                  SMITH BARNEY
                               PREMIER SELECTIONS
                               GLOBAL GROWTH FUND

       PREMIER SELECTIONS SERIES | SEMI-ANNUAL REPORT | OCTOBER 31, 2000









                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

[PHOTO]
RICHIE FREEMAN,
JEFFREY J. RUSSELL
Portfolio Managers

[GRAPHIC] Premier Selections Series

Semi-Annual Report . October 31, 2000

SMITH BARNEY PREMIER SELECTIONS GLOBAL GROWTH FUND

--------------------------------------------------------------------------------
RICHIE FREEMAN
--------------------------------------------------------------------------------
Richie Freeman has more than 25 years of securities business experience and has been managing the Fund since its inception.

Education: BS from Brooklyn College,
MBA from New York University

--------------------------------------------------------------------------------
JEFFREY J. RUSSELL
--------------------------------------------------------------------------------
Jeffrey J. Russell, CFA, has more than 19 years of securities business experience and has been co-managing the Fund since its inception.

Education: BS from the Massachusetts Institute of
Technology, MBA from the University of Pennsylvania's
Wharton School of Finance.

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------
The Fund seeks long-term capital growth by investing in two different areas:
U.S. equities and international equities. The U.S. Equity segment of the Fund invests primarily in common stocks of companies that the segment manager believes are experiencing, or will experience, growth in earnings that exceeds the average rating of earnings growth of the companies that comprise the Russell 2500 Growth Index. The international equity segment of the Fund invests primarily in equity securities of foreign companies.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
June 30, 2000

MANAGERS' TENURE
--------------------------------------------------------------------------------
Since Inception

MANAGERS' INVESTMENT INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
25 Years (Richie Freeman)
19 Years (Jeffrey J. Russell)

                         CLASS A        CLASS B        CLASS L
--------------------------------------------------------------------------------
NASDAQ                   SPGAX          SPGGX          SPGLX
--------------------------------------------------------------------------------
INCEPTION                6/30/00        6/30/00        6/30/00
--------------------------------------------------------------------------------

Average Annual Total Returns as of October 31, 2000

                          Without Sales Charges/(1)/

                      Class A     Class B      Class L
--------------------------------------------------------------------------------
Since Inception+++    (2.19)%     (2.46)%      (2.46)%
--------------------------------------------------------------------------------

                             With Sales Charges/(2)/

                      Class A     Class B      Class L
--------------------------------------------------------------------------------
Since Inception+++    (7.08)%     (7.33)%      (4.44)%
--------------------------------------------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++    Inception date for Class A, B and L shares is June 30, 2000.

--------------------------------------------------------------------------------

What's Inside
Your Investment in the Smith Barney Premier
Selections Global Growth Fund .................................................1

A Message from the Chairman ...................................................2

Fund at a Glance ..............................................................3

A Letter from the Portfolio Manager ...........................................4

Historical Performance ........................................................7

Schedule of Investments .......................................................8

Statement of Assets and Liabilities ..........................................12

Statement of Operations ......................................................13

Statement of Changes in Net Assets ...........................................14

Notes to Financial Statement .................................................15

Financial Highlights .........................................................19

[LOGO OF SMITH BARNEY MUTUAL FUNDS]

Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

--------------------------------------------------------------------------------
             YOUR INVESTMENT IN THE SMITH BARNEY PREMIER SELECTIONS
                               GLOBAL GROWTH FUND
--------------------------------------------------------------------------------

Portfolio manager Richie Freeman focuses on identifying innovative companies with the capability for growth. Portfolio manager Jeff Russell seeks companies headquartered outside the United States with strong financials and solid business plans. The result? A portfolio made up of global companies they believe may be well positioned to benefit from positive and dynamic trends.

[GRAPHIC]
Solid Companies Positioned for Rapid Growth

Richie and Jeff carefully evaluate companies one by one, seeking dynamic businesses that they believe exhibit a potential for superior, consistent revenue and earnings growth.

[GRAPHIC]
Seeking to Capture Growth in the U.S. and Abroad

Your investment in the Fund offers you the opportunity to participate in some of Richie and Jeff's best investment ideas. Richie looks to invest in companies with the potential for above-average growth yet unrecognized in the marketplace. Jeff's bottom-up approach to investing means that he emphasizes individual companies outside the U.S. with strong financials and solid plans. An investment approach combining investments in the U.S. and abroad in our view may be a prudent way to expand your portfolio.

[GRAPHIC]
The "Best of the Best"--the Premier Selections Series

The Premier Selections Series is a selection of Smith Barney mutual funds showcasing our best investment ideas managed by our most-experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multi-class and multi-cap options that are distinguished by a highly concentrated focus.

[GRAPHIC]
A Distinguished History of Managing Your Serious Money

Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, SSB Citi Asset Management Group ("SSB Citi") unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

At SSB Citi, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.

              1 Smith Barney Premier Selections Global Growth Fund
                   | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                          A MESSAGE FROM THE CHAIRMAN
--------------------------------------------------------------------------------

                                    [PHOTO]
                               HEATH B. MCLENDON
                               CHAIRMAN
                               -----------------

The new millennium, so far, has been marked by higher volatility and concerns that the bull market in stocks may be running out of steam.

We believe that your serious money demands professional management. Since 1937, Smith Barney has managed the serious money of individuals, their families and their businesses. Today, with over $398.6 billion in assets under management,/1/ SSB Citi Asset Management Group ("SSB Citi") offers choices and solutions, uniting the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup. The Smith Barney family of funds represents a complex with a 60-year history of investment expertise.

The Smith Barney Premier Selections Global Growth Fund seeks long-term capital growth by combining the best ideas in the U.S. and around the world of two of our most well-known portfolio managers -- Richie Freeman and Jeff Russell. Richie focuses on the opportunities in the U.S while Jeff focuses on investments in select markets abroad. Both managers seek to invest in companies that are leaders in their respective industries with outstanding management teams, innovative products and consistent growth potential.

When you invest with SSB Citi you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial success.

Thank you for your confidence in our investment management approach.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

November 28, 2000

---------
/1/ As of October 31, 2000. This figure represents SSB Citi's assets under management for retail, institutional, money and separate accounts.

              2 Smith Barney Premier Selections Global Growth Fund
                    | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
               Smith Barney Premier Selections Global Growth Fund
                            at a Glance (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top Five Holdings -- U.S. Equity Segment*@
--------------------------------------------------------------------------------

1.   IDEC Pharmaceuticals Corp. ............................................3.7%

2.   Tyco International Ltd. ...............................................3.6

3.   Lehman Brothers Holdings Inc. .........................................3.0

4.   Comcast Corp., Class A Special Shares .................................2.4

5.   UnitedHealth Group Inc. ...............................................2.3

--------------------------------------------------------------------------------
Top Five Holdings -- International Equity Segment*@
--------------------------------------------------------------------------------

1.   Tomra Systems ASA .....................................................1.9%

2.   Celestica Inc. ........................................................1.8

3.   Julius Baer Holding Ltd. ..............................................1.7

4.   HSBC Holdings PLC .....................................................1.5

5.   Amdocs Ltd., Sponsored ADR. ...........................................1.5

--------------------------------------------------------------------------------
                           Industry Diversification*+
--------------------------------------------------------------------------------

                                    [GRAPH]

20.1%     Biotechnology
11.1%     Broadcasting/Cable
11.4%     Communications
 4.0%     Computer Hardware
 3.5%     Computer Software
 9.8%     Investment Banking Services
 4.3%     Managed Healthcare Providers
 6.7%     Multi-Industry
14.2%     Pharmaceuticals
 5.1%     Semiconductors
 9.5%     Other

--------------------------------------------------------------------------------
                            Investment Breakdown*++
--------------------------------------------------------------------------------

                                    [GRAPH]

 4.5%     Repurchase Agreement
51.7%     U.S. Equity Segment
43.8%     International Equity Segment

* All information is as of October 31, 2000. Please note that Portfolio holdings are subject to change.
@    As a percentage of total common stock
+    As a percentage of total U.S. equity segment.
++   As a percentage of total investments.

              3 Smith Barney Premier Selections Global Growth Fund
                    | 2000 Semi-Annual Report to Shareholders

Dear Shareholder,

We are pleased to present the first report for the Smith Barney Investment Funds Inc. -- Smith Barney Premier Selections Global Growth Fund ("Fund") for the period from June 30, 2000 (commencement of operations) to October 31, 2000. In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update

For the period since the Fund's commencement, June 30, 2000, through October 31, 2000, the Fund's Class A shares, without and with sales charges, reported negative total returns of 2.19% and 7.08%, respectively. In comparison, the Russell 2500 Growth Index ("Russell 2500 Growth")/1/ and the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE")/2/ returned a negative 8.93% and a negative 10.16%, respectively, for the same period.

Investment Strategy

The Fund seeks long-term capital growth. The Fund is made up of an U.S. equity segment and an international equity segment.

U.S. Stocks Portfolio Update

In the U.S. stock portion of the Fund's portfolio we look to invest in common stocks of companies that we believe to be experiencing or have the potential to experience growth in earnings that exceeds the average rate of earnings growth of companies that comprise the Russell 2500 Growth.

When selecting individual securities we employ a stock-specific approach rather than choosing stocks based on forecasts of the strength of the U.S. economy, direction of interest rates and inflation or other factors that are beyond the control of the individual companies in the Fund's portfolio.

We believe that if you design a growth portfolio properly, you should be able to find companies to buy and hold not just for one or two quarters (which, in our view, is short-term trading) but rather for many years. We prefer to own companies where quality managements work to build dynamic, financially strong companies and who own meaningful equity stakes themselves.

We focus on small- and mid-cap companies with the potential to become large-cap companies./3/ We like to see management with a big personal stake in the company, and we look for strong, predictable cash flows, little or no debt and products that we believe may enable companies to become leaders in their respective fields.

International Stocks Portfolio Update

In the international stock portion of the Fund's portfolio we look to invest in the equity securities of foreign companies./4/ Equity securities include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities and warrants./5/

---------
/1/ The Russell 2500 Growth measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market. Please note, an investor cannot invest directly in an index.
/2/ The MSCI EAFE is an unmanaged index of common stocks of companies in Europe, Australasia and the Far East. Please note, an investor cannot invest directly in an index.
/3/ Please note that investments in securities of smaller, less-known companies may be more volatile than those of larger companies.
/4/ Please note that investments in foreign securities involve greater risk than U.S. investments, such as currency fluctuations and political and social instability.
/5/ Warrants are a type of security, usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time issuance, for a period of years or to perpetuity.

              4 Smith Barney Premier Selections Global Growth Fund
                    | 2000 Semi-Annual Report to Shareholders

We emphasize individual security selection while diversifying the portfolio's assets across various regions and countries, which can help reduce risk. We focus on identifying companies headquartered outside the U.S. that possess strong financials and solid business. We seek to invest in foreign companies that exhibit above-average earnings growth and are led by an effective management team.

We use a rigorous process in carefully evaluating companies, seeking dynamic businesses that we believe show a potential for consistent revenue and earnings growth. Moreover, we also look to own companies that we believe to be strategically positioned to capitalize on the potential growth of the global economy.

U.S. Stock Market Overview

After witnessing almost unprecedented strength in many emerging growth stocks represented in the Nasdaq Composite Index/6/ and Russell 2500 Growth Index in 1999 and early 2000, the U.S. stock market became quite unsettled so far in 2000. Much of the price excesses, which had been built up in many growth stocks, began to unwind early this year with the process accelerating through the fall with particularly hard hit sectors being the technology and telecommunications sectors.

Interest rate increases, which were instituted by the Federal Reserve Board ("Fed") beginning last year and continuing in early 2000, following the benign conclusion of the Y2K scare, had a dramatic effect on the U.S. stock market. This in turn has contributed to a slowdown in overall U.S. economic growth from the very robust levels of last year's second half and this year's first quarter.

During the past few months, investors have begun to voice growing concerns that a possible "soft landing" engineered by the Fed might become something more severe with negative ramifications on corporate profits. The high cost of energy combined with the diminished wealth effect resulting from the large decline in the NASDAQ/7/ market, have led to a slowing in the U.S. economy and in particular, a deceleration in the rate of growth in spending on technology capital goods.

The Nasdaq Composite Index rapidly declined in April and May and continued its decline throughout September and October. We believe that the damage inflicted to the prices of many growth stocks has been one of the most severe since the NASDAQ market was established in 1971. Yet, we believe that the possibility now exists for a meaningful recovery in that market with investor expectations reduced significantly from early year levels.

Biotechnology stocks have been a positive performer in an otherwise difficult period for the market and we believe that the very strong fundamentals of many industry participants continue to make them worthwhile holdings in the U.S. stock portion of the Fund's portfolio. Many technology stocks, particularly in the semiconductor and telecommunications equipment areas, may reflect overly bearish expectations and now represent good value. Going forward we also believe that the Fed may move away from its restrictive monetary policy now that U.S. economic growth and the stock market have become deflated. We would not be surprised if the next interest rate move by the Fed was an interest rate reduction.

International Stock Markets Overview

Overlooked by many during the favorable global capital markets environment of late 1999, however, were several trends that unnerved many investors as 2000 progressed such as:

 .    The Fed began a series of short-term interest rate increases, designed to break the strong growth trajectory of the U.S. economy and cool stock market euphoria;

 .    The Nasdaq Composite Index rapidly declined in April and May and continued
     its decline throughout September and October;

---------
/6/ The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note, an investor cannot invest directly in an index.
/7/ NASDAQ is a computerized system that provides brokers and dealers with price quotations for securities traded over the counter as well as for many New York Stock Exchange listed securities.

              5 Smith Barney Premier Selections Global Growth Fund
                    | 2000 Semi-Annual Report to Shareholders

 .    The new European currency, the euro,/8/ continued the trend of weakness established early in 1999, cascading further versus the U.S. dollar during the period. Moreover, the euro's fall caused corporate earnings dislocations on both sides of the Atlantic;

 .    Energy prices rose dramatically, especially when denominated in euros, raising inflationary expectations in Europe and dampening consumer sentiment; and

 .    Subsequent interest rate increases moderated global growth expectations, in turn causing several rounds of earnings downgrades, especially for high profile technology names.

Selected industry sectors incurred new challenges. The European telecommunications operators, for example, embarked on an aggressive competitive bidding process to secure third generation wireless communications licenses. The victorious bids, in many nationalities, were significantly above initial expectations, causing investor apprehension about ultimate returns on capital invested in paying for those licenses and capital spending.

In recent months, European stock markets showed relatively solid performance when measured in local currencies. Yet the fall of the euro dramatically lowered returns for dollar-based investors. In addition, we think the decline of the euro versus the U.S. dollar appears to be due to growth and interest rate differentials favoring the U.S. currency. Global portfolio flows into the U.S. also pressured the euro, as did inconsistent policy pronouncements from the European Central Bank (ECB).

The Asian stock markets were relatively poor performers in recent months. In our opinion, several factors weighed on Asian markets. First, the monetary policy of many Asian economies is tied to the U.S. interest rate cycle through currency links. As rates rose in the U.S., Asian stock markets were pressured. Second, many of these markets have high representation of technology shares, such as the Korean stock market. As global technology earnings came under question, the Asian economies, as key manufacturers and assemblers of components and semiconductors, were subject to forecast downgrades. Finally, political transitions in several Asian economies (e.g. Taiwan) caused regional investor concerns to rise.

Thank you for your investment in the Smith Barney Investment Funds Inc. -- Smith Barney Premier Selections Global Growth Fund.

Sincerely,

/s/ Richard A. Freeman                             /s/ Jeffrey J. Russell

Richard A. Freeman                                 Jeffrey J. Russell
Vice President and                                 Vice President and
Investment Officer                                 Investment Officer

November 28, 2000

The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 8 through 11 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of October 31, 2000 and is subject to change.

---------
/8/ The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxemburg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.

              6 Smith Barney Premier Selections Global Growth Fund
                    | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                  Net Asset Value
                              ----------------------
                              Beginning       End        Income     Capital Gain     Total
Period Ended                  of Period    of Period    Dividends   Distributions  Returns/(1)/
===============================================================================================
Inception* -- 10/31/00         $11.40        $11.15       $0.00         $0.00       (2.19)%+
===============================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                  Net Asset Value
                              ----------------------
                              Beginning       End        Income     Capital Gain     Total
Period Ended                  of Period    of Period    Dividends   Distributions  Returns/(1)/
===============================================================================================
Inception* -- 10/31/00         $11.40        $11.12       $0.00         $0.00       (2.46)%+
===============================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                  Net Asset Value
                              ----------------------
                              Beginning       End        Income     Capital Gain     Total
Period Ended                  of Period    of Period    Dividends   Distributions  Returns/(1)/
===============================================================================================
Inception* -- 10/31/00         $11.40        $11.12       $0.00         $0.00       (2.46)%+
===============================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.
--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

                                                               Without Sales Charges/(1)/
                                                    -------------------------------------------
                                                    Class A           Class B           Class L
===============================================================================================
Inception* through 10/31/00                          (2.19)%           (2.46)%          (2.46)%
===============================================================================================
                                                              With Sales Charges/(2)/
                                                    -------------------------------------------
                                                    Class A           Class B           Class L
===============================================================================================
Inception* through 10/31/00                          (7.08)%           (7.33)%          (4.44)%
===============================================================================================

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.
*     Inception date for Class A, B and L shares is June 30, 2000.
+ Total return is not annualized, as it may not be representative of the total return for the year.

              7 Smith Barney Premier Selections Global Growth Fund
                    | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                             October 31, 2000
--------------------------------------------------------------------------------

  SHARES                              SECURITY                                     VALUE
============================================================================================
COMMON STOCK -- 95.5%
============================================================================================
U.S. EQUITY SEGMENT -- 51.7%
Biotechnology -- 10.4%
      100,000   Alkermes, Inc.+                                                 $ 3,706,250
       42,100   Amgen Inc.+                                                       2,439,169
      110,000   Chiron Corp.+                                                     4,764,375
       71,000   COR Therapeutics, Inc.+                                           4,011,500
       24,800   Genentech, Inc.+                                                  2,046,000
       68,100   Genzyme Corp. - General Division+                                 4,835,100
       72,400   ImClone Systems Inc.+                                             3,959,375
--------------------------------------------------------------------------------------------
                                                                                 25,761,769
--------------------------------------------------------------------------------------------
Broadcasting/Cable -- 5.7%
      227,100   AT&T Corp. - Liberty Media Corp., Class A Shares+                 4,087,800
       60,000   Cablevision Systems Corp., Class A Shares+                        4,470,000
      137,200   Comcast Corp., Class A Special Shares+                            5,590,900
--------------------------------------------------------------------------------------------
                                                                                 14,148,700
--------------------------------------------------------------------------------------------
Communications -- 5.9%
      130,000   Adaptive Broadband Corp.+                                         2,088,125
          195   Advanced Switching Communications, Inc.+                              1,987
      175,000   C-COR.net Corp.+                                                  2,734,375
      150,000   TyCom, Ltd.+                                                      5,025,000
       83,700   Viacom Inc., Class B Shares+                                      4,760,437
--------------------------------------------------------------------------------------------
                                                                                 14,609,924
--------------------------------------------------------------------------------------------
Computer Hardware -- 2.1%
      150,000   Quantum Corp. - DLT & Storage Systems+                            2,250,000
      250,000   Quantum Corp. - Hard Disk Drive+                                  2,859,375
--------------------------------------------------------------------------------------------
                                                                                  5,109,375
--------------------------------------------------------------------------------------------
Computer Software/Internet -- 1.8%
       89,400   America Online, Inc.+                                             4,508,442
--------------------------------------------------------------------------------------------
Drug Delivery/Testing -- 1.2%
       35,400   ALZA Corp.+                                                       2,865,187
--------------------------------------------------------------------------------------------
Electronics - Military -- 1.4%
       54,500   L-3 Communications Holdings, Inc.+                                3,593,594
--------------------------------------------------------------------------------------------
Healthcare -- 1.0%
       50,000   IGEN International, Inc.+                                         1,243,750
       75,000   Nanogen, Inc.+                                                    1,162,500
--------------------------------------------------------------------------------------------
                                                                                  2,406,250
--------------------------------------------------------------------------------------------
Investment Banking Services -- 5.0%
      110,000   Lehman Brothers Holdings Inc.                                     7,095,000
       36,000   Merrill Lynch & Co., Inc.                                         2,520,000
      134,400   Roslyn Bancorp, Inc.                                              2,914,800
--------------------------------------------------------------------------------------------
                                                                                 12,529,800
--------------------------------------------------------------------------------------------
Managed Healthcare Providers -- 2.2%
       50,000   UnitedHealth Group Inc.                                           5,468,750
--------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

              8 Smith Barney Premier Selections Global Growth Fund
                    | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                             October 31, 2000
--------------------------------------------------------------------------------

  SHARES                              SECURITY                                     VALUE
============================================================================================
Multi-Industry -- 3.5%
      152,300   Tyco International Ltd.                                         $ 8,633,506
--------------------------------------------------------------------------------------------
Oil Field Equipment/Services -- 1.5%
      100,000   Weatherford International, Inc.+                                  3,650,000
--------------------------------------------------------------------------------------------
Pharmaceuticals -- 7.3%
       33,700   Forest Laboratories, Inc.+                                        4,465,250
       45,000   IDEC Pharmaceuticals Corp.+                                       8,825,625
      150,000   Isis Pharmaceuticals, Inc.+                                       1,546,875
       35,200   Vertex Pharmaceuticals Inc.+                                      3,277,450
--------------------------------------------------------------------------------------------
                                                                                 18,115,200
--------------------------------------------------------------------------------------------
Semiconductors -- 2.7%
      100,000   Intel Corp.                                                       4,500,000
       60,000   Micron Technology, Inc.+                                          2,085,000
--------------------------------------------------------------------------------------------
                                                                                  6,585,000
--------------------------------------------------------------------------------------------
                TOTAL U.S. EQUITY SEGMENT
                (Cost -- $123,932,450)                                          127,985,497
============================================================================================
INTERNATIONAL EQUITY SEGMENT -- 43.8%
Australia -- 0.7%
      350,000   ERG Ltd.                                                          1,713,944
--------------------------------------------------------------------------------------------
Canada -- 4.0%
       47,000   BCE Emergis Inc.+                                                 2,184,902
       60,000   C-MAC Industries Inc.+                                            3,378,511
       60,000   Celestica Inc.+                                                   4,274,209
--------------------------------------------------------------------------------------------
                                                                                  9,837,622
--------------------------------------------------------------------------------------------
Finland -- 1.3%
       68,000   Nokia Oyj                                                         2,907,004
        7,000   Nokia Oyj, Sponsored ADR                                            299,250
--------------------------------------------------------------------------------------------
                                                                                  3,206,254
--------------------------------------------------------------------------------------------
France -- 2.4%
       20,000   Axa SA                                                            2,644,516
       24,000   Groupe Danone                                                     3,352,433
--------------------------------------------------------------------------------------------
                                                                                  5,996,949
--------------------------------------------------------------------------------------------
Germany -- 1.4%
       25,000   Marschollek, Lautenschlaeger und Partner AG                       3,453,975
--------------------------------------------------------------------------------------------
Hong Kong -- 3.6%
      284,209   HSBC Holdings PLC                                                 3,953,876
      251,000   Hutchison Whampoa Ltd.                                            3,113,725
    1,068,000   Li & Fung Ltd.                                                    1,985,614
--------------------------------------------------------------------------------------------
                                                                                  9,053,215
--------------------------------------------------------------------------------------------
Ireland -- 2.2%
      736,000   Independent News & Media PLC                                      2,276,996
       60,000   Elan Corp. PLC, Sponsored ADR+                                    3,116,250
--------------------------------------------------------------------------------------------
                                                                                  5,393,246
--------------------------------------------------------------------------------------------
Israel -- 1.6%
       60,000   Amdocs Ltd., Sponsored ADR+                                       3,888,750
--------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

              9 Smith Barney Premier Selections Global Growth Fund
                    | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 October 31, 2000
--------------------------------------------------------------------------------

  SHARES                              SECURITY                                     VALUE
============================================================================================
Japan -- 6.5%
       73,000   CANON Inc.                                                     $  2,894,862
       26,000   Matsushita Communication Industrial Co., Ltd.                     3,405,074
       20,000   MURATA MANUFACTURING CO., LTD.                                    2,392,160
      215,000   Nippon Sheet Glass Co., Ltd.                                      3,268,614
       33,000   SONY Corp.                                                        2,635,406
       16,000   Trend Micro Inc.+                                                 1,509,296
--------------------------------------------------------------------------------------------
                                                                                 16,105,412
--------------------------------------------------------------------------------------------
Mexico -- 1.1%
    1,210,000   Wal-Mart de Mexico SA de CV+                                      2,749,856
--------------------------------------------------------------------------------------------
The Netherlands -- 0.7%
      100,000   United Pan-Europe Communications N.V.+                            1,750,297
--------------------------------------------------------------------------------------------
Norway -- 2.6%
      155,000   Petroleum Geo-Services ASA+                                       2,133,219
      110,000   Tomra Systems ASA                                                 4,411,591
--------------------------------------------------------------------------------------------
                                                                                  6,544,810
--------------------------------------------------------------------------------------------
Singapore -- 2.2%
      202,000   Singapore Press Holdings Ltd.                                     2,888,180
      260,000   Venture Manufacturing (Singapore) Ltd.                            2,517,801
--------------------------------------------------------------------------------------------
                                                                                  5,405,981
--------------------------------------------------------------------------------------------
Spain -- 0.8%
      241,000   Amadeus Global Travel Distribution SA                             1,967,139
--------------------------------------------------------------------------------------------
Sweden -- 2.0%
      157,000   Securitas AB                                                      3,337,425
      100,000   Skandia Forsakrings AB                                            1,691,617
--------------------------------------------------------------------------------------------
                                                                                  5,029,042
--------------------------------------------------------------------------------------------
Switzerland -- 4.2%
          800   Julius Baer Holding Ltd.                                          3,959,735
       75,000   Mettler-Toledo International Inc.+                                3,501,563
        2,000   Novartis AG                                                       3,033,202
--------------------------------------------------------------------------------------------
                                                                                 10,494,500
--------------------------------------------------------------------------------------------
United Kingdom -- 6.5%
      348,500   Capita Group PLC                                                  2,677,032
      100,000   COLT Telecom Group PLC+                                           3,184,445
      152,500   Guardian IT PLC                                                   2,059,434
      377,000   Serco Group PLC                                                   3,462,558
      800,000   Telewest Communications PLC+                                      1,327,215
      788,000   Vodafone Group PLC                                                3,286,861
--------------------------------------------------------------------------------------------
                                                                                 15,997,545
--------------------------------------------------------------------------------------------
                TOTAL INTERNATIONAL EQUITY SEGMENT
                (Cost -- $116,387,863)                                          108,588,537
============================================================================================
                TOTAL COMMON STOCK
                (Cost -- $240,320,313)                                          236,574,034
============================================================================================

                       See Notes to Financial Statements.

              10 Smith Barney Premier Selections Global Growth Fund
                    | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                 October 31, 2000
--------------------------------------------------------------------------------

   FACE
  AMOUNT                              SECURITY                                     VALUE
============================================================================================
REPURCHASE AGREEMENT -- 4.5%
  $11,274,000   Morgan Stanley Dean Witter & Co., 6.50% due 11/1/00;
                    Proceeds at maturity -- $11,276,036; (Fully collateralized by U.S. Treasury Notes, 4.750% to 7.875% due 2/28/03 to
                    11/15/04; Market value -- $11,555,446)
                    (Cost -- $11,274,000)                                       $ 11,274,000
============================================================================================
                TOTAL INVESTMENTS -- 100%
                (Cost -- $251,594,313*)                                         $247,848,034
============================================================================================

+    Non-income producing security.
*    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

              11 Smith Barney Premier Selections Global Growth Fund
                    | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                 October 31, 2000
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $251,594,313)                                  $ 247,848,034
  Cash                                                                              1,350,381
  Receivable for Fund shares sold                                                     309,037
  Dividends and interest receivable                                                    30,360
----------------------------------------------------------------------------------------------
  Total Assets                                                                    249,537,812
----------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable                                                    176,036
  Distribution fees payable                                                            81,665
  Accrued expenses                                                                    133,905
----------------------------------------------------------------------------------------------
  Total Liabilities                                                                   391,606
----------------------------------------------------------------------------------------------
Total Net Assets                                                                $ 249,146,206
==============================================================================================
NET ASSETS:
  Par value of capital shares                                                   $      22,392
  Capital paid in excess of par value                                             256,081,420
  Accumulated net investment loss                                                    (998,211)
  Accumulated net realized loss from security transactions                         (2,212,646)
  Net unrealized depreciation of investments and foreign currencies                (3,746,749)
----------------------------------------------------------------------------------------------
Total Net Assets                                                                $ 249,146,206
==============================================================================================
Shares Outstanding:
  Class A                                                                           1,795,993
  --------------------------------------------------------------------------------------------
  Class B                                                                           2,446,322
  --------------------------------------------------------------------------------------------
  Class L                                                                          18,149,645
  --------------------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                                       $11.15
  --------------------------------------------------------------------------------------------
  Class B *                                                                            $11.12
  --------------------------------------------------------------------------------------------
  Class L **                                                                           $11.12
  --------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 5.26% of net asset value per share)                    $11.74
  --------------------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)                    $11.23
==============================================================================================

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.

                       See Notes to Financial Statements.

              12 Smith Barney Premier Selections Global Growth Fund
                    | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)     For the Period Ended October 31, 2000(a)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                                     $     140,578
  Interest                                                                            528,768
  Less: Foreign withholding tax                                                        (2,692)
-----------------------------------------------------------------------------------------------
  Total Investment Income                                                             666,654
-----------------------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 2)                                                          786,400
  Investment advisory fees (Note 2)                                                   669,307
  Shareholder and system servicing fees                                                91,110
  Registration fees                                                                    47,774
  Shareholder communications                                                           32,624
  Custody                                                                              16,423
  Audit and legal                                                                      12,011
  Directors' fees                                                                       7,712
  Other                                                                                 1,504
-----------------------------------------------------------------------------------------------
  Total Expenses                                                                    1,664,865
-----------------------------------------------------------------------------------------------
Net Investment Loss                                                                  (998,211)
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
  Realized Loss From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                                             4,796,301
    Cost of securities sold                                                         7,008,947
-----------------------------------------------------------------------------------------------
  Net Realized Loss                                                                (2,212,646)
-----------------------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation
  of Investments and Foreign Currencies:
    Beginning of period                                                                    --
    End of period                                                                  (3,746,749)
-----------------------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                                          (3,746,749)
-----------------------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                                     (5,959,395)
-----------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                          $  (6,957,606)
===============================================================================================

(a) For the period from June 30, 2000 (commencement of operations) to October 31, 2000.

                       See Notes to Financial Statements.

              13 Smith Barney Premier Selections Global Growth Fund
                    | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Changes in Net Assets (unaudited)
                                        For the Period Ended October 31, 2000(a)
--------------------------------------------------------------------------------

OPERATIONS:
  Net investment loss                                                           $    (998,211)
  Net realized loss                                                                (2,212,646)
  Increase in net unrealized depreciation                                          (3,746,749)
----------------------------------------------------------------------------------------------
  Decrease in Net Assets From Operations                                           (6,957,606)
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                                    --
----------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders                                --
----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                                                269,411,633
  Cost of shares reacquired                                                        13,307,821)
----------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions                             256,103,812
----------------------------------------------------------------------------------------------
Increase in Net Assets                                                            249,146,206

NET ASSETS:
  Beginning of period                                                                      --
----------------------------------------------------------------------------------------------
  End of period*                                                                $ 249,146,206
==============================================================================================
* Includes accumulated net investment loss of:                                      $(998,211)
==============================================================================================

(a) For the period from June 30, 2000 (commencement of operations) to October 31, 2000.

                       See Notes to Financial Statements.

              14 Smith Barney Premier Selections Global Growth Fund
                    | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

The Smith Barney Premier Selections Global Growth Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund consists of this Portfolio and ten other separate investment portfolios: Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Small Cap Growth Fund, Smith Barney Group Spectrum Fund, Smith Barney Peachtree Growth Fund (formerly Concert Peachtree Growth Fund), Smith Barney Hansberger Global Value Fund, Smith Barney Hansberger Global Small Cap Value Fund, Smith Barney Small Cap Value Fund, Smith Barney Premier Selections All Cap Growth Fund and Smith Barney Premier Selections Large Cap Fund (formerly Smith Barney Premier Selections Fund). The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, in the absence of sales, at the mean between the closing bid and asked prices; over-the-counter securities are valued at the mean between the bid and asked prices. Investments in securities for which market quotations are not available are valued at fair value as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) direct expenses are charged to each class; investment advisory fees and general Portfolio expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and
(j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   Investment Advisory Agreement, Administration Agreement and Other
     Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Portfolio pays SSBC an advisory fee calculated at an annual rate of 0.80% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the period ended October 31, 2000, the Portfolio paid transfer agent fees of $82,729 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the period ended October 31, 2000, SSB and its affiliates received $14,415 in brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares,

              15 Smith Barney Premier Selections Global Growth Fund
                    | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the period ended October 31, 2000, SSB and CFBDS received sales charges of $351,000 and $253,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                                         Class B        Class L
================================================================================
CDSCs                                                     $2,000         $8,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the period ended October 31, 2000, total Distribution Plan fees were as follows:

                                          Class A       Class B        Class L
================================================================================
Distribution Plan Fees                    $16,745       $84,751        $684,904
================================================================================

All officers and one Director of the Fund are employees of SSB.

3.   Investments

During the period ended October 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $247,329,259
--------------------------------------------------------------------------------
Sales                                                                  4,796,301
================================================================================

At October 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                     $  24,574,362
Gross unrealized depreciation                                       (28,320,641)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $ (3,746,279)
================================================================================

4.   Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5.   Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the period ended October 31, 2000, the Portfolio did not enter into any reverse repurchase agreement transactions.

6.   Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made

              16 Smith Barney Premier Selections Global Growth Fund
                    | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At October 31, 2000, the Portfolio had no open futures contracts.

7.   Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 2000, the Portfolio had no securities on loan.

8.   Option Contracts

Premiums paid when call options are purchased by the Portfolio represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 2000, the Portfolio held no purchased call or put option contracts.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

During the period ended October 31, 2000, the Portfolio did not enter into any written call or put option contracts.

9.   Capital Shares

At October 31, 2000, the Fund had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain expenses, including those specifically related to the distribution of its shares.

              17 Smith Barney Premier Selections Global Growth Fund
                    | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

At October 31, 2000, total paid-in capital amounted to the following for each class:

                                       Class A        Class B         Class L
================================================================================
Total Paid-in Capital                $20,575,780    $28,130,438    $207,397,594
================================================================================

Transactions in shares of each class were as follows:

                                                          Period Ended
                                                        October 31, 2000
                                                 -------------------------------
                                                     Shares            Amount
================================================================================
Class A*
Shares sold                                        2,498,158       $ 28,873,432
Shares reacquired                                   (702,165)        (8,297,652)
--------------------------------------------------------------------------------
Net Increase                                       1,795,993       $ 20,575,780
================================================================================
Class B*
Shares sold                                        2,488,830       $ 28,615,635
Shares reacquired                                    (42,508)          (485,197)
--------------------------------------------------------------------------------
Net Increase                                       2,446,322       $ 28,130,438
================================================================================
Class L*
Shares sold                                       18,545,328       $211,922,566
Shares reacquired                                   (395,683)        (4,524,972)
--------------------------------------------------------------------------------
Net Increase                                      18,149,645       $207,397,594
================================================================================
*    For the period from June 30, 2000 (inception date) to October 31, 2000.

              18 Smith Barney Premier Selections Global Growth Fund
                    | 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout the period:


                                                                           Class A(1)(2)      Class B(1)(2)       Class L(1)(2)
===============================================================================================================================
Net Asset Value, Beginning of Period                                           $11.40            $11.40               $11.40
-------------------------------------------------------------------------------------------------------------------------------
Loss From Operations:
  Net investment loss                                                           (0.02)            (0.05)               (0.05)
  Net realized and unrealized loss                                              (0.23)            (0.23)               (0.23)
-------------------------------------------------------------------------------------------------------------------------------
Total Loss From Operations                                                      (0.25)            (0.28)               (0.28)
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                                            --                --                   --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                --                --                   --
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                 $11.15            $11.12               $11.12
-------------------------------------------------------------------------------------------------------------------------------
Total Return++                                                                  (2.19)%           (2.46)%              (2.46)%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                              $20,030           $27,214             $201,902
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses                                                                       1.30%             2.05%                2.05%
  Net investment loss                                                           (0.52)            (1.30)               (1.24)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                             2%                2%                   2%
===============================================================================================================================

/(1)/ For the period from June 30, 2000 (inception date) to October 31, 2000
      (unaudited).
/(2)/ Per share amounts have been calculated using the average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

              19 Smith Barney Premier Selections Global Growth Fund
                    | 2000 Semi-Annual Report to Shareholders

                     (This page intentionally left blank.)

                                  SMITH BARNEY
                      PREMIER SELECTIONS GLOBAL GROWTH FUND

DIRECTORS
Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller

OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and
Treasurer

Richard Freeman
Vice President and
Investment Officer

Jeffrey J. Russell
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER
SSB Citi Fund Management LLC

DISTRIBUTORS
Salomon Smith Barney Inc.
PFS Distributors, Inc.

CUSTODIAN
PFPC Trust Company

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Smith Barney Premier Selections Global Growth Fund
--------------------------------------------------------------------------------

This report is submitted for the general information of shareholders of Smith Barney Premier Selections Global Growth Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after January 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY PREMIER SELECTIONS
GLOBAL GROWTH FUND
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

[LOGO OF SALOMON SMITH BARNEY]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD02106 12/00

                            SMITH BARNEY HANSBERGER
                                GLOBAL VALUE FUND
                                GLOBAL SMALL CAP
                                   VALUE FUND

             CLASSIC SERIES | SEMI-ANNUAL REPORT | OCTOBER 31, 2000


[LOGO OF SMITH BARNEY MUTUAL FUNDS]                     HANSBERGER
                                                           GLOBAL
                                                       INVESTORS, INC.

          -----------------------------------------------------------
            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
          -----------------------------------------------------------

Smith Barney
Hansberger Funds

--------------------------------------------------------------------------------
MARKET HIGHLIGHT
--------------------------------------------------------------------------------

Over the past few months, the global economy has become more balanced. While the U.S. economy has experienced a cooling period, other countries' economies such as Brazil and China have been strong performers. Recently, we have also seen the rationalization of stock prices, especially in the technology sector. Investor enthusiasm over e-commerce and "New Economy" stocks has subsided, resulting in what we believe are generally more reasonable valuations.

--------------------------------------------------------------------------------
The Smith Barney Hansberger Global Value Fund ("Portfolio") seeks long-term capital growth by investing primarily in the common stocks and other equity securities of U.S. and foreign companies, including those of emerging market issuers. The Portfolio's bottom-up approach to stock selection focuses primarily on identifying companies with low share prices relative to their earnings, cash flow and/or net asset value.

                                      NASDAQ Symbol
                                      -------------

           Class A                        SGLAX
           Class B                        SGLBX
           Class L                        SGLCX


The Smith Barney Hansberger Global Small Cap Value Fund's ("Portfolio") investment objective is long-term capital growth. The Portfolio seeks to achieve this objective by investing primarily in equity securities of U.S. and foreign issuers with relatively small market capitalizations (i.e., share price times the number of equity securities outstanding). These are equity securities which, in the opinion of SSB Citi Fund Management LLC, the Portfolio's investment manager, and Hansberger Global Investors, Inc., the Portfolio's sub-investment adviser, are undervalued.

                                      NASDAQ Symbol
                                      -------------
           Class B                        SCVBX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter...................................................... 1

Smith Barney Hansberger Global Value Fund
   Portfolio Manager Commentary......................................... 2
   Historical Performance............................................... 4
   Fund at a Glance..................................................... 6

Smith Barney Hansberger Global Small Cap
Value Fund
   Portfolio Manager Commentary......................................... 7
   Historical Performance............................................... 9
   Fund at a Glance.....................................................11

Schedules of Investments................................................12

Statements of Assets and Liabilities....................................19

Statements of Operations................................................20

Statements of Changes in Net Assets.....................................21

Notes to Financial Statements...........................................23

Financial Highlights....................................................29

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO]                           [PHOTO]

HEATH B. MCLENDON                 THOMAS L. HANSBERGER,
Chairman                          CFA, CIC
                                  Chairman and Chief
                                  Executive Officer
                                  Hansberger Global
                                  Investors, Inc.

Dear Shareholder:

The world's economies, so far in the new millenium, have faced a number of challenges, such as the elimination of trade barriers and the deregulation of international labor markets.

Over the past few months, the global economy has become more balanced. While the U.S. economy has experienced a cooling period, other countries' economies such as Brazil and China have been strong performers. Recently, we have also seen the rationalization of stock prices, especially in the technology sector. Investor enthusiasm over e-commerce and "New Economy"/1/ stocks has subsided, resulting in what we believe are generally more reasonable valuations.

As the global economy becomes more balanced and the U.S. markets are marked by higher volatility and concerns that the bull market in stocks may be running out of steam, we believe it has become more important than ever before to remain globally diversified. Despite the tremendous returns of the U.S. stock market in the past few years, the U.S. has yet to be the top-performing market in any one year over the last two decades. Of course there are certain risks in international investing, which may pose a greater risk than investing in the U.S., such risks include currency fluctuations, different accounting standards and less financial regulation and social and economic instability.

Overlooked by many during the favorable global capital markets environment of late 1999, however, were several trends that unnerved many investors as 2000 progressed such as:

 . The U.S. Federal Reserve Board began a series of short-term interest rate increases, designed to break the strong growth trajectory of the U.S. economy and cool stock market euphoria;

 . The new European currency, the euro,/2/ continued its trend of weakness established early in 1999, declining a further 19% versus the U.S. dollar over the last year. Moreover, the euro's fall caused corporate earnings dislocations on both sides of the Atlantic;

 . Energy prices rose dramatically, especially when denominated in euros, raising inflationary expectations in Europe and dampening consumer sentiment; and

 . Subsequent interest rate increases moderated global growth expectations, in turn causing several rounds of earnings downgrades, especially for high profile technology names.

Many events that are shaping the world's financial markets require a sound perspective by investors -- a balance between accepting the "new" rules without forgetting the valuable lessons of the past and keeping a vigilant eye towards the future. We seek to offer our shareholders the benefits of our professional expertise in these challenging market conditions.

Thank you for your continued confidence in our investment approach.

Sincerely,

/s/ Heath B. McLendon             /s/ Thomas L. Hansberger

Heath B. McLendon                 Thomas L. Hansberger,
Chairman                          CFA, CIC
                                  Chairman and Chief
                                  Executive Officer
                                  Hansberger Global
                                  Investors, Inc.

December 4, 2000

--------------
/1/ The New Economy represents those companies in the technology, telecommunications and Internet sectors.
/2/ The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.

--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                  1

--------------------------------------------------------------------------------
Smith Barney Hansberger Global Value Fund
--------------------------------------------------------------------------------

Performance Update

For the six months ended October 31, 2000, the Smith Barney Hansberger Global Value Fund's ("Portfolio") Class A shares, without and with sales charges, reported negative total returns of 9.36% and 13.88%, respectively. In comparison the Morgan Stanley Capital International All Country World Free Index ("MSCI World Free")/1/ returned a negative 6.61% for the same period. Past performance is not indicative of future results.

Investment Strategy

The Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities of U.S. and foreign companies, including those of emerging market issuers. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities and warrants and rights relating to equity securities.

We employ a "bottom-up"/2/ approach to security selection, focusing primarily on identifying individual securities that meet the Portfolio's value criteria. The Portfolio seeks to invest in companies with low share prices relative to their earnings, cash flow and/or net asset value.

Our bottom-up, value process has led us to gradually increase our exposure to the U.S. market. While we remain substantially below neutral weighting relative to the MSCI World Free, our exposure to the U.S. market has increased during the period. Some of this appreciation is directly attributed to the positive price performance from the Portfolio's U.S. industrial and pharmaceutical holdings such as B.F. Goodrich Co., FedEx Corp., American Home Products Corp. and Bristol-Myers Squibb Co.

However, during the period we have also added to the Portfolio's holdings in U.S. consumer staples, materials, consumer discretionary and information technology stocks that have recently experienced price corrections and at the time of purchase were substantially down from their highs. In our opinion, recently purchased investments in companies like The Gap, Inc., International Business Machines Corp., Proctor & Gamble Co., Praxair, Inc. and McDonald's Corp. represent high quality value investments that were trading below what we deemed to be their intrinsic values.

Outside of the U.S., we have become increasingly positive about Europe and the United Kingdom. In these regions we remain focused on financial, industrial, consumer staples and health care sectors. As in the U.S., we believe this is largely a function of valuation as many of the stocks in these sectors have been overlooked for an extended period of time.

Supporting the timing of our investment in financials, particularly in the United Kingdom is our belief that we may be nearing a peak in interest rates. If our expectation proves to be correct, we believe this sector may perform well on a relative basis. Another driver of positive performance in Europe is our forecast that the consolidation and restructuring that started several years ago in the region may continue. Moreover, this consolidation and restructuring may even accelerate if recently proposed changes in tax laws and pension reform are implemented. In our opinion, among the sectors likely to see ongoing consolidation and rationalization in Europe are financials, industrials and pharmaceuticals.

While we remain positive on company-specific initiatives in Japan, we believe it is becoming apparent that once again the pace of change in Japan may be slowing down. During the past year the Portfolio realized profits on several key Japanese investments, as opportunities in Europe appeared to have more upside potential over the next one to two years.

Our remaining investments in Japan are focused on companies that represent what we think are attractively valued global franchises such as

--------------
/1/ The MSCI World Free represents the performance of 47 markets in both the developed and the emerging markets in Africa, Asia, Australia, Europe, North America and South America. Please note that an investor cannot invest directly in an index.
/2/ Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

--------------------------------------------------------------------------------
2                                        2000 Semi-Annual Report to Shareholders

NEC Corp. and Hitachi, Ltd. We believe these companies are globally competitive and should fare well regardless of what is occurring locally in Japan.

Following a substantial positive contribution to return in 1999, Asia (ex-Japan) and emerging stock markets have performed poorly during the period. We believe this is discouraging considering that the underlying fundamentals appear to be recovering strongly in many of the economies and for the companies in which we have invested. Unfortunately, the events impacting the performance in these regions are largely due to factors outside these regions (e.g., higher global interest rates, higher oil prices and falling stock prices in the developed world). While our overall allocation to non-Japan Asia and emerging markets have fallen slightly during the period, we remain convinced that as the underlying positive fundamentals assert themselves it may eventually be reflected in the region's stock prices.

Market and Economic Overview

The principal factors influencing performance during the period include the substantial rise and fall of global technology, media and telecom ("TMT") stocks, the divergence of growth/3/ and value stocks,/4/ higher global interest rates and the continued strength of the U.S. dollar. While growth investing and TMT stocks started the year with a substantial run up, this trend has since reversed itself.

Following several rounds of interest rate increases by global central banks in late 1999 and 2000, the global economy has begun to show signs of slowing growth and investors are once again beginning to focus on valuations relative to underlying earnings potential. During the second half of 2000 value stocks recovered and have largely outperformed growth stocks. The Portfolio has participated in the re-emergence of value investing with positive gains in sectors like industrials, health care and financials.

Despite the varying degrees of economic sensitivity in these sectors (i.e., health care is defensive and industrials tend to be cyclical), they have been among the best performing sectors in a slowing global economy. In our opinion, the shared characteristic between the sectors is that they were long neglected by a TMT-favored market and that valuations had become exceptionally compelling.

Despite the resurgence of value investing, the strength of the U.S. dollar relative to other global currencies continues to hinder performance. We believe this has been exacerbated by the Portfolio's relative underweight position in the U.S. stock market and, therefore, the U.S. dollar. So far the international portion of the Portfolio has not been able to overcome the negative impact of currency translation. To put this into perspective, from November 1, 1999 through October 31, 2000 the U.S. dollar appreciated by nearly 20% versus Europe's single currency, the euro./5/ Similar moves have been recorded by the U.S. dollar relative to other global currencies over the past year.

Conclusion

We believe the current volatility in global stock markets may be followed by a re-focus on earnings and valuation. And while no guarantees can be given, we are encouraged by this prospect as our philosophy and style should perform well in a "stock pickers" market. We also believe the Portfolio is well positioned to perform well in the up coming year.

Moreover, it is our belief that the biggest drag on performance (namely, the strong U.S. dollar), is probably behind us. Indeed, some reversal of the U.S. dollar's strength may be a potential source of positive performance going forward. That said, this continues to be the major source of relative risk in the Portfolio. Another risk is a "hard landing" in the U.S. economy, which could have a negative impact on the global economy.

--------------
/3/ Growth stocks are shares of companies with the potential for faster-than-average growth within their industries. Growth stocks generally provide an opportunity for more capital appreciation than fixed income investments but are subject to greater market fluctuations.
/4/ Value stocks are the shares of those companies whose shares are considered to be inexpensive relative to their asset values or earning power.
/5/ The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.

--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                  3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                  Net Asset Value
                              ----------------------
                              Beginning       End        Income        Total
Period Ended                  of Period    of Period    Dividends   Returns/(1)/
================================================================================
10/31/00                       $13.14        $11.91       $0.00        (9.36)%+
--------------------------------------------------------------------------------
4/30/00                         12.00         13.14        0.03         9.75
--------------------------------------------------------------------------------
4/30/99                         12.99         12.00        0.12        (6.56)
--------------------------------------------------------------------------------
Inception* -- 4/30/98           11.40         12.99        0.02        14.13+
================================================================================
  Total                                                   $0.17
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                  Net Asset Value
                              ----------------------
                              Beginning       End        Income        Total
Period Ended                  of Period    of Period    Dividends   Returns/(1)/
================================================================================
10/31/00                       $13.03        $11.77       $0.00        (9.67)%+
--------------------------------------------------------------------------------
4/30/00                         11.97         13.03        0.00         8.86
--------------------------------------------------------------------------------
4/30/99                         12.96         11.97        0.04        (7.27)
--------------------------------------------------------------------------------
Inception* -- 4/30/98           11.40         12.96        0.02        13.87+
================================================================================
  Total                                                   $0.06
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                  Net Asset Value
                              ----------------------
                              Beginning       End        Income        Total
Period Ended                  of Period    of Period    Dividends   Returns/(1)/
================================================================================
10/31/00                       $13.02        $11.77       $0.00        (9.60)%+
--------------------------------------------------------------------------------
4/30/00                         11.97         13.02        0.00         8.77
--------------------------------------------------------------------------------
4/30/99                         12.96         11.97        0.04        (7.27)
--------------------------------------------------------------------------------
Inception* -- 4/30/98           11.40         12.96        0.02        13.87+
================================================================================
  Total                                                   $0.06
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                  Net Asset Value
                              ----------------------
                              Beginning       End        Income        Total
Period Ended                  of Period    of Period    Dividends   Returns/(1)/
================================================================================
10/31/00                       $13.16        $11.96       $0.00        (9.12)%+
--------------------------------------------------------------------------------
4/30/00                         12.03         13.16        0.08        10.07
--------------------------------------------------------------------------------
4/30/99                         13.00         12.03        0.15        (6.17)
--------------------------------------------------------------------------------
Inception* -- 4/30/98           12.44         13.00        0.00         4.50+
================================================================================
  Total                                                   $0.23
================================================================================

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
4                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                           Without Sales Charges/(1)/
                                ------------------------------------------------
                                  Class A     Class B     Class L     Class Y
================================================================================
Six Months Ended 10/31/00+         (9.36)%     (9.67)%     (9.60)%     (9.12)%
--------------------------------------------------------------------------------
Year Ended 10/31/00                (4.58)      (5.31)      (5.31)      (4.19)
--------------------------------------------------------------------------------
Inception* through 10/31/00         2.08        1.32        1.32       (1.00)
================================================================================

                                             With Sales Charges/(2)/
                                ------------------------------------------------
                                  Class A     Class B     Class L     Class Y
================================================================================
Six Months Ended 10/31/00+        (13.88)%    (14.19)%    (11.39)%     (9.12)%
--------------------------------------------------------------------------------
Year Ended 10/31/00                (9.36)     (10.04)      (7.23)      (4.19)
--------------------------------------------------------------------------------
Inception* through 10/31/00         0.27        0.29        0.95       (1.00)
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                Without Sales Charges/(1)/
================================================================================
Class A (Inception* through 10/31/00)                     6.08%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/00)                     3.83
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/00)                     3.83
--------------------------------------------------------------------------------
Class Y (Inception* through 10/31/00)                    (2.62)
--------------------------------------------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* The inception date for Class A, B and L shares is December 19, 1997 and the inception date for Class Y shares is March 10, 1998.

--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                  5

--------------------------------------------------------------------------------
Global Value Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A, B and L Shares of the
Global Value Fund vs. MSCI All Country World Free Index+
--------------------------------------------------------------------------------
                         December 1997 -- October 2000

                                    [GRAPH]

                                Class A  Class B  Class L  Index

              Dec 19, 1997      9,500   10,000    9,900  10,000
              Apr. 1998        10,842   10,887   11,168  11,643
              Oct. 1998         8,589    8,531    8,797  11,132
              Apr. 1999        10,131   10,159   10,449  13,399
              Oct. 1999        10,561   10,565   10,851  14,028
              Apr. 2000        11,119   11,194   11,366  15,140
              Oct 31, 2000     10,078   10,083   10,274  14,139

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on December 19, 1997, assuming deduction of the maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. It also assumes the deduction of the maximum 5.00% and 1.00% CDSCs for Class B and L shares, respectively, and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2000. The Morgan Stanley Capital International ("MSCI") All Country World Free Index includes 47 markets, of which emerging markets represent approximately 9.5% and excludes shares which are not readily purchased by non-local investors. The performance of the Portfolio's other class may be greater or less than the shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Top Ten Holdings*                          As of October 31, 2000
-------------------------------------------------------------------

 1. HSBC Holdings PLC                                        2.3%
-------------------------------------------------------------------
 2. The Gap, Inc.                                            2.1
-------------------------------------------------------------------
 3. Compagnie de Saint-Gobain                                1.9
-------------------------------------------------------------------
 4. Electronic Data Systems Corp.                            1.9
-------------------------------------------------------------------
 5. International Business Machines Corp.                    1.9
-------------------------------------------------------------------
 6. American Home Products Corp.                             1.8
-------------------------------------------------------------------
 7. Bank of America Corp.                                    1.8
-------------------------------------------------------------------
 8. Bristol-Myers Squibb Co.                                 1.8
-------------------------------------------------------------------
 9. FedEx Corp.                                              1.8
-------------------------------------------------------------------
10. NCR Corp.                                                1.8
-------------------------------------------------------------------


Investment Allocation**                   As of October 31, 2000
-------------------------------------------------------------------

                                    [GRAPH]

 6.3%   Repurchase Agreement
32.5%   Europe
20.8%   Asia/Pacific
36.8%   North America
 3.6%   South America

* As a percentage of total stocks. Please note that Portfolio holdings are subject to change.

** As a percentage of total investments. Please note that Portfolio holdings are subject to change.

--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Hansberger Global Small Cap Value Fund
--------------------------------------------------------------------------------

Special Shareholder Notice

On Wednesday, November 22, 2000, the shareholders of Smith Barney Hansberger Global Small Cap Value Fund ("Portfolio") approved a reorganization of the Portfolio into Smith Barney Hansberger Global Value Fund. The merger occurred Friday, December 1, 2000. Under the terms of the agreement and plan of reorganization, the shareholders of the Portfolio will receive the same class of shares of Smith Barney Hansberger Global Value Fund that are of equal value to their aggregate investments in the Portfolio.

Performance Update

For the six months ended October 31, 2000, the Portfolio's Class A shares, without and with sales charges, reported negative total returns of 12.22% and 16.63%, respectively. In comparison, the Salomon Smith Barney World Extended Market Index/1/ returned a negative 2.07% for the same period. Past performance is not indicative of future results.

Investment Strategy

The Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities of U.S. and foreign companies, including those of emerging market issuers, with relatively small market capitalizations./2/ These are market capitalizations of $1.4 billion or less at the time of investment. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities and warrants and rights relating to equity securities.

We employ a "bottom-up"/3/ approach to security selection, focusing primarily on identifying individual securities that meet the Portfolio's value criteria. The Portfolio seeks to invest in companies with low share prices relative to their earnings, cash flow and/or net asset value.

Market Update

Over the past year, conditions in global markets have been very difficult with the small cap value sector being no exception. The boom and subsequent bust of high technology stocks, rising interest rates and high oil prices have added tremendous uncertainty to the markets. In addition, a slowdown in the U.S. economy, weakness in the euro,/4/ slower than expected recovery in Japan and a perceived delay in corporate restructuring in many developing markets has further affected sentiment adversely. Given these unfavorable market conditions, it is not surprising that markets, and especially the small cap sector, continue to be volatile.

During the period, on a geographic basis, the Portfolio was overweighted in Asia, underweighted in the U.S. and Europe relative to the Salomon Smith Barney World Extended Market Index. The primary reason for the overweight position in Asia was our belief that the very positive fundamentals of the Asian economies in 1999 and 2000 were not being reflected in select stock prices. In particular, the Asian economies (ex-Japan) have staged a remarkable recovery, averaging 5% to 6% annual gross domestic product ("GDP")/5/ growth rates. Current account surpluses are at historical high levels and foreign exchange reserves have recovered to, and in some cases, surpassed pre-crisis levels.

--------------
/1/ The Salomon Smith Barney World Extended Market Index is a component of the Broad Market Index ("BMI") which defines the small-capitalization stock universe or remaining 20% of the capital of each country within the Index. The BMI universe spans 22 countries and includes listed shares of countries with a total available market capitalization of at least the local equivalent of $100 million on the last business day of May each year. Please note that an investor cannot invest directly in an index.

/2/ Please note that investments in securities of smaller, less-known companies may be more volatile than those of larger companies.

/3/ Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

/4/ The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.

/5/ GDP is the market value of the goods and services produced by labor and property in the U.S. GDP is comprised of consumer and government purchases, private domestic investments and net exports of goods and services.

--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                  7

However, the markets have not performed in line with the economies and have in large part stayed near historical lows. We do not believe this makes sense and we expect that the Asian markets should soon reflect economic reality, hopefully resulting in solid performances. On a bottom-up basis, we have been able to identify many high quality companies that have been restructuring rapidly and focusing on improving profitability and enhancing shareholder value. Most importantly, we were able to buy these companies at what we thought were extremely attractive prices.



The information provided in the commentaries on pages 2 through 8 represent the opinion of the managers and are not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 12 through 18 for a list and percentage breakdown of the Portfolios' holdings. Also, please note any discussion of the Portfolios' holdings is as of October 31, 2000 and is subject to change.

--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                               Net Asset Value
                           -----------------------
                           Beginning        End          Income      Capital Gain      Return of        Total
Period Ended               of Period     of Period     Dividends     Distributions      Capital     Returns/(1)/
=================================================================================================================
10/31/00                     $ 8.51        $ 7.47        $0.00           $0.00           $0.00        (12.22)%+
-----------------------------------------------------------------------------------------------------------------
4/30/00                       10.19          8.51         0.05            0.00            0.00        (16.06)
-----------------------------------------------------------------------------------------------------------------
4/30/99                       12.37         10.19         0.16            0.03            0.00        (15.95)
=================================================================================================================
Inception* -- 4/30/98         11.40         12.37         0.01            0.00            0.00          8.64+
=================================================================================================================
  Total                                                  $0.22           $0.03           $0.00
=================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                               Net Asset Value
                           -----------------------
                           Beginning        End          Income      Capital Gain      Return of        Total
Period Ended               of Period     of Period     Dividends     Distributions      Capital     Returns/(1)/
=================================================================================================================
10/31/00                     $ 8.46        $ 7.40        $0.00           $0.00           $0.00        (12.53)%+
-----------------------------------------------------------------------------------------------------------------
4/30/00                       10.16          8.46         0.00            0.00            0.00        (16.73)
-----------------------------------------------------------------------------------------------------------------
4/30/99                       12.34         10.16         0.09            0.03            0.00        (16.61)
-----------------------------------------------------------------------------------------------------------------
Inception*-- 4/30/98          11.40         12.34         0.01            0.00            0.00          8.38+
=================================================================================================================
  Total                                                  $0.10           $0.03           $0.00
=================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                               Net Asset Value
                           -----------------------
                           Beginning        End          Income      Capital Gain      Return of        Total
Period Ended               of Period     of Period     Dividends     Distributions      Capital     Returns/(1)/
=================================================================================================================
10/31/00                     $ 8.42        $ 7.33        $0.00           $0.00           $0.00        (12.95)%+
-----------------------------------------------------------------------------------------------------------------
4/30/00                       10.14          8.42         0.00            0.00            0.00        (16.96)
-----------------------------------------------------------------------------------------------------------------
4/30/99                       12.34         10.14         0.09            0.03            0.00        (16.77)
-----------------------------------------------------------------------------------------------------------------
Inception* -- 4/30/98         11.40         12.34         0.01            0.00            0.00          8.38+
=================================================================================================================
  Total                                                  $0.10           $0.03           $0.00
=================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                               Net Asset Value
                           -----------------------
                           Beginning        End          Income      Capital Gain      Return of        Total
Period Ended               of Period     of Period     Dividends     Distributions      Capital     Returns/(1)/
=================================================================================================================
10/31/00                     $ 8.51        $ 7.47        $0.00           $0.00           $0.00        (12.22)%+
-----------------------------------------------------------------------------------------------------------------
4/30/00                       10.22          8.51         0.08            0.00            0.00        (16.05)
-----------------------------------------------------------------------------------------------------------------
4/30/99                       12.37         10.22         0.19            0.03            0.00        (15.49)
-----------------------------------------------------------------------------------------------------------------
Inception* -- 4/30/98         11.74         12.37         0.00            0.00            0.00          5.37+
=================================================================================================================
  Total                                                  $0.27           $0.03           $0.00
=================================================================================================================

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                  9

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                            Without Sales Charges/(1)/
                                   ---------------------------------------------
                                   Class A     Class B     Class L     Class Y
================================================================================
Six Months Ended 10/31/00+         (12.22)%    (12.53)%    (12.95)%    (12.22)%
--------------------------------------------------------------------------------
Year Ended 10/31/00                (19.52)     (20.09)     (20.76)     (19.63)
--------------------------------------------------------------------------------
Inception* through 10/31/00        (12.90)     (13.56)     (13.85)     (14.88)
================================================================================


                                             With Sales Charges/(2)/
                                   ---------------------------------------------
                                   Class A     Class B     Class L     Class Y
================================================================================
Six Months Ended 10/31/00+         (16.63)%    (16.90)%    (14.73)%    (12.22)%
--------------------------------------------------------------------------------
Year Ended 10/31/00                (23.54)     (24.08)     (22.31)     (19.63)
--------------------------------------------------------------------------------
Inception* through 10/31/00        (14.45)     (14.46)     (14.16)     (14.88)
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                            Without Sales Charges/(1)/
================================================================================
Class A (Inception* through 10/31/00)                 (32.71)%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/00)                 (34.17)
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/00)                 (34.80)
--------------------------------------------------------------------------------
Class Y (Inception* through 10/31/00)                 (34.72)
================================================================================

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* The inception date for Class A, B and L shares is December 19, 1997 and the inception date for Class Y shares is March 10, 1998.

--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Global Small Cap Value Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A, B and L Shares of the
Global Small Cap Value Fund vs. Salomon Smith Barney World Extended Market
Index+
--------------------------------------------------------------------------------
                         December 1997 -- October 2000

                                    [GRAPH]

                               Class A  Class B  Class L  Index

              Dec 19, 1997      9,500   10,000    9,900  10,000
              Apr. 1998        10,321   10,338   10,625  11,659
              Oct. 1998         7,734    7,685    7,924   9,933
              Apr. 1999         8,675    8,682    8,926  11,299
              Oct. 1999         7,943    7,912    8,143  11,668
              Apr. 2000         7,282    7,303    7,412  13,431
              Oct 31, 2000      6,392    6,388    6,453  13,153


+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on December 19, 1997, assuming deduction of the maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. It also assumes the deduction of the maximum 5.00% and 1.00% CDSCs for Class B and L shares, respectively, and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2000. The Salomon Smith Barney World Extended Market Index is a component of the Broad Market Index ("BMI") which defines the small-capitalization stock universe or remaining 20% of the capital of each country within the Index. The BMI universe spans 22 countries and includes listed shares of countries with a total available market capitalization of at least the local equivalent of $100 million on the last business day of May each year. The performance of the Portfolio's other class may be greater or less than the shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Top Ten Holdings*                          As of October 31, 2000
-------------------------------------------------------------------
 1. Wing Hang Bank Ltd.                                      4.7%
-------------------------------------------------------------------
 2. Irkutskenergo ADR                                        4.3
-------------------------------------------------------------------
 3. VoiceStream Wireless Corp.                               3.7
-------------------------------------------------------------------
 4. Daito Trust Construction Co., Ltd.                       3.5
-------------------------------------------------------------------
 5. NCR Corp.                                                3.5
-------------------------------------------------------------------
 6. BE Aerospace, Inc.                                       3.4
-------------------------------------------------------------------
 7. Grupo Iusacell S.A. de C.V.                              3.3
-------------------------------------------------------------------
 8. Unisys Corp.                                             3.2
-------------------------------------------------------------------
 9. PT Ramayana Lestari Sentosa TBK                          3.1
-------------------------------------------------------------------
10. Nihon Unisys, Ltd.                                       2.9
-------------------------------------------------------------------

Investment Allocation**                   As of October 31, 2000
-------------------------------------------------------------------

                                    [GRAPH]

 3.4%   Repurchase Agreement
35.6%   Asia/Pacific
 3.3%   Australia
29.9%   Europe
24.6%   North America
 3.2%   South America

* As a percentage of total stocks. Please note that Portfolio holdings are subject to change.

** As a percentage of total investments. Please note that Portfolio holdings are subject to change.

--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 11

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)                            October 31, 2000
--------------------------------------------------------------------------------

                   SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

    SHARES                             SECURITY                         VALUE
================================================================================
STOCK -- 93.7%

Austria -- 0.7%
        39,800      VA Technologie AG                              $ 1,609,137
--------------------------------------------------------------------------------
Brazil -- 1.3%
         62,000     Companhia Vale do Rio Doce ADR                   1,449,250
         85,300     Embratel Participacoes S.A.                      1,380,794
--------------------------------------------------------------------------------
                                                                     2,830,044
--------------------------------------------------------------------------------
Canada -- 1.1%
         77,000     Alcan Aluminium Ltd.                             2,430,313
--------------------------------------------------------------------------------
China -- 0.6%
     13,000,000     Sinopec Shanghai Petrochemical Co., Ltd.         1,316,819
--------------------------------------------------------------------------------
Croatia -- 0.7%
        154,800     Pliva DD GDR (a)(b)                              1,633,140
--------------------------------------------------------------------------------
Finland -- 0.8%
         87,000     TietoEnator Oyj                                  1,670,240
--------------------------------------------------------------------------------
France -- 2.8%
         30,006     Aventis S.A.                                     2,161,815
         30,500     Compagnie de Saint-Gobain                        4,030,301
--------------------------------------------------------------------------------
                                                                     6,192,116
--------------------------------------------------------------------------------
Germany -- 4.0%
         45,500     Adidas-Salomon AG                                2,013,137
         53,000     DaimlerChrysler AG                               2,464,019
         32,000     E.On AG                                          1,616,545
         17,700     Infineon Technologies AG (a)                       720,872
         10,000     SAP AG                                           1,962,196
--------------------------------------------------------------------------------
                                                                     8,776,769
--------------------------------------------------------------------------------
Hong Kong -- 5.1%
        255,000     China Mobile Ltd. (a)                            1,642,978
        341,581     HSBC Holdings PLC                                4,752,028
        248,600     Hutchison Whampoa Ltd.                           3,083,952
      1,302,936     SmarTone Telecommunications Holdings Ltd.        1,929,570
--------------------------------------------------------------------------------
                                                                    11,408,528
--------------------------------------------------------------------------------
Italy -- 2.3%
        470,000     ENI S.p.A.                                       2,533,649
      1,750,000     Parmalat Finanziaria S.p.A. (a)                  2,551,280
--------------------------------------------------------------------------------
                                                                     5,084,929
--------------------------------------------------------------------------------
Japan -- 11.8%
        353,000     Asahi Chemical Industry Co., Ltd.                2,185,438
        226,000     Daiwa Securities Group Inc.                      2,502,372
        132,000     Fujitsu Ltd.                                     2,350,105
        250,000     Hitachi, Ltd.                                    2,678,817
        125,000     Marubeni Corp.                                   1,843,118
            271     Mizuho Holdings, Inc.                            2,082,324

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)                 October 31, 2000
--------------------------------------------------------------------------------

                   SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

    SHARES                             SECURITY                         VALUE
================================================================================
Japan -- 11.8% (continued)
        144,000     NEC Corp.                                      $ 2,743,108
        206,000     Nihon Unisys, Ltd.                               2,792,197
        113,000     The Nippon Fire & Marine Insurance Co. Ltd.        420,167
        700,000     Nishimatsu Construction Co., Ltd.                2,211,741
        325,000     The Sumitomo Trust & Banking Co., Ltd.           2,500,229
        350,000     The Tokai Bank, Ltd.                             1,875,172
--------------------------------------------------------------------------------
                                                                    26,184,788
--------------------------------------------------------------------------------
Malaysia -- 0.7%
      1,850,000     Technology Resources Industries Berhad           1,499,474
--------------------------------------------------------------------------------
Mexico -- 2.3%
        80,238      Cemex S.A. de C.V.                               1,695,028
         28,600     Grupo Televisa S.A. GDR (a)                      1,547,975
         33,000     Telefonos de Mexico S.A. ADR, Class L Shares     1,779,938
--------------------------------------------------------------------------------
                                                                     5,022,941
--------------------------------------------------------------------------------
Netherlands -- 2.7%
         33,892     ING Groep NV                                     2,324,581
         50,350     Koninklijke KPN NV                               1,018,683
        121,000     Wolters Kluwer NV                                2,719,885
--------------------------------------------------------------------------------
                                                                     6,063,149
--------------------------------------------------------------------------------
Norway -- 1.3%
        203,200     Petroleum Geo-Services ASA (a)                   2,796,581
--------------------------------------------------------------------------------
Russia -- 1.4%
         38,400     Lukoil Holding ADR                               2,050,560
        120,000     Rostelecom ADR                                   1,050,000
--------------------------------------------------------------------------------
                                                                     3,100,560
--------------------------------------------------------------------------------
Singapore -- 0.9%
        430,000     City Developments Ltd.                           1,984,050
--------------------------------------------------------------------------------
Slovakia -- 0.1%
        122,200     Slovakofarma A.S. GDR (b)                          235,235
--------------------------------------------------------------------------------
South Korea -- 1.7%
         35,000     Korea Telecom Corp. ADR (a)                      1,290,625
         12,848     Samsung Electronics GDR (b)                        950,752
         59,410     SK Telecom Co., Ltd. ADR                         1,488,963
--------------------------------------------------------------------------------
                                                                     3,730,340
--------------------------------------------------------------------------------
Spain -- 1.1%
        198,000     Iberdrola S.A.                                   2,418,359
--------------------------------------------------------------------------------
Sweden -- 1.9%
        100,000     Atlas Copco AB, Class B Shares                   2,060,878
        166,000     Electrolux AB                                    2,087,425
--------------------------------------------------------------------------------
                                                                     4,148,303
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 13

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                October 31, 2000
--------------------------------------------------------------------------------

                   SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

    SHARES                             SECURITY                         VALUE
================================================================================
Switzerland -- 3.1%
         16,534     ABB Ltd.                                       $ 1,468,943
            360     Roche Holding AG                                 3,287,470
          8,700     Swisscom AG                                      2,208,748
--------------------------------------------------------------------------------
                                                                     6,965,161
--------------------------------------------------------------------------------
United Kingdom -- 9.6%
        110,000     Barclays PLC                                     3,146,691
        536,267     British Airways PLC                              2,402,323
        197,443     British Telecommunications PLC                   2,319,452
        330,000     The Great Universal Stores PLC                   2,280,951
        182,000     Lloyds TSB Group PLC                             1,856,577
        270,000     Nycomed Amersham PLC                             2,430,808
        553,201     Rolls-Royce PLC                                  1,447,949
        148,776     Standard Chartered PLC                           2,150,648
        490,000     Unilever PLC                                     3,322,830
--------------------------------------------------------------------------------
                                                                    21,358,229
--------------------------------------------------------------------------------
United States -- 35.7%
         57,500     American Home Products Corp.                     3,651,250
        120,000     AT&T Corp.                                       2,782,500
         75,000     The B.F. Goodrich Co.                            3,070,313
         78,000     Bank of America Corp.                            3,748,875
         60,000     Bristol-Myers Squibb Co.                         3,656,250
        223,500     CIBER, Inc. (a)                                  1,746,094
         65,000     Deere & Co.                                      2,392,813
         83,000     Electronic Data Systems Corp.                    3,895,813
         80,000     FedEx Corp. (a)                                  3,748,800
        167,000     The Gap, Inc.                                    4,310,688
         41,000     International Business Machines Corp.            4,038,500
         18,000     Johnson & Johnson                                1,658,250
         92,500     Lafarge Corp.                                    1,745,938
        150,000     Lucent Technologies Inc.                         3,496,875
         90,000     McDonald's Corp.                                 2,790,000
         96,500     McKesson HBOC, Inc.                              2,708,031
         87,000     NCR Corp. (a)                                    3,751,875
         75,000     NIKE, Inc., Class B Shares                       2,995,313
         92,000     Praxair, Inc.                                    3,427,000
         34,000     The Procter & Gamble Co.                         2,428,875
         80,000     Protective Life Corp.                            1,850,000
         63,984     Qwest Communications International Inc. (a)      3,111,263
        286,000     Unisys Corp. (a)                                 3,646,500
         57,340     Verizon Communications                           3,314,969
         20,100     VoiceStream Wireless Corp. (a)                   2,643,150
         31,000     XL Capital, Ltd., Class A Shares (c)             2,383,125
--------------------------------------------------------------------------------
                                                                    78,993,060
--------------------------------------------------------------------------------
                    TOTAL STOCK
                    (Cost -- $208,177,503)                         207,452,265
================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                October 31, 2000
--------------------------------------------------------------------------------

                   SMITH BARNEY HANSBERGER GLOBAL VALUE FUND

     FACE
    AMOUNT                                     SECURITY                                           VALUE
=============================================================================================================
REPURCHASE AGREEMENT -- 6.3%
$13,964,000         CIBC Wood Gundy Securities Inc., 6.470% due 11/1/00;
                      Proceeds at maturity -- $13,966,510; (Fully collateralized by
                      U.S. Treasury Notes, 5.000% due 2/28/01;
                      Market value -- $14,243,628) (Cost -- $13,964,000)                      $ 13,964,000
----------------------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $222,141,503*)                                                   $221,416,265
=============================================================================================================

(a)  Non-income producing security.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)  Security is segregated for open forward foreign currency contracts.
*    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 15

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                October 31, 2000
--------------------------------------------------------------------------------

              SMITH BARNEY HANSBERGER GLOBAL SMALL CAP VALUE FUND

    SHARES                         SECURITY                            VALUE
================================================================================
STOCK -- 96.6%

Australia -- 1.5%
       47,700     Mayne Nickless Ltd.                               $  126,556
--------------------------------------------------------------------------------
Austria -- 2.5%
        4,400     Boehler-Uddeholm AG                                  137,989
        2,000     Mayr-Melnhof Karton AG                                77,556
--------------------------------------------------------------------------------
                                                                       215,545
--------------------------------------------------------------------------------
China -- 3.6%
    1,450,000     China Eastern Airlines Corp. Ltd. (a)                210,088
    1,000,000     Sinopec Shanghai Petrochemical Co., Ltd.             101,294
--------------------------------------------------------------------------------
                                                                       311,382
--------------------------------------------------------------------------------
Czech Republic -- 2.3%
       27,000     Komercni Banka A.S. ADR (a)                          192,375
--------------------------------------------------------------------------------
Denmark -- 2.4%
       10,200     Sophus Berendsen A/S, Class B Shares                 202,116
--------------------------------------------------------------------------------
Finland -- 1.9%
        8,500     TietoEnator Oyj                                      163,184
--------------------------------------------------------------------------------
France -- 1.8%
        8,000     Neopost S.A. (a)                                     153,314
--------------------------------------------------------------------------------
Germany -- 3.6%
        9,300     FAG Kugelfischer Georg Schaefer AG                    67,318
        8,600     Jenoptik AG                                          238,362
--------------------------------------------------------------------------------
                                                                       305,680
--------------------------------------------------------------------------------
Hong Kong -- 7.5%
       74,000     SmarTone Telecommunications Holdings Ltd.            109,590
      220,000     South China Morning Post Holdings Ltd.               150,915
      125,500     Wing Hang Bank Ltd.                                  382,980
--------------------------------------------------------------------------------
                                                                       643,485
--------------------------------------------------------------------------------
Hungary -- 3.4%
        2,300     Egis Rt.                                              96,996
        4,000     Gedeon Richter Rt.                                   194,315
--------------------------------------------------------------------------------
                                                                       291,311
--------------------------------------------------------------------------------
Indonesia -- 3.0%
      532,000     PT Ramayana Lestari Sentosa TBK                      255,769
--------------------------------------------------------------------------------
Israel -- 1.8%
       25,000     Partner Communications Co. Ltd. ADR (a)              150,000
--------------------------------------------------------------------------------
Japan -- 12.3%
       17,000     Daito Trust Construction Co., Ltd.                   286,473
       28,000     The Higo Bank, Ltd.                                  100,009
       36,000     JGC Corp.                                            224,526

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                October 31, 2000
--------------------------------------------------------------------------------

              SMITH BARNEY HANSBERGER GLOBAL SMALL CAP VALUE FUND

    SHARES                         SECURITY                            VALUE
================================================================================
Japan -- 12.3% (continued)
       43,000     Koito Manufacturing Co., Ltd.                     $  194,935
       17,700     Nihon Unisys, Ltd.                                   239,912
--------------------------------------------------------------------------------
                                                                     1,045,855
--------------------------------------------------------------------------------
Malaysia -- 3.5%
      191,000     Technology Resources Industries Berhad               154,811
      100,000     United Engineers Berhad                              142,105
--------------------------------------------------------------------------------
                                                                       296,916
--------------------------------------------------------------------------------
Mexico -- 3.2%
       21,000     Grupo Iusacell S.A. de C.V. (a)                      273,000
--------------------------------------------------------------------------------
New Zealand -- 1.8%
       53,000     Fisher & Paykel Industries Ltd.                      151,457
--------------------------------------------------------------------------------
Norway -- 1.7%
       31,600     Merkantildata ASA                                    148,818
--------------------------------------------------------------------------------
Philippines -- 0.0%
        6,000     Jollibee Foods Corp., Warrants expire 3/24/03 (a)      1,232
--------------------------------------------------------------------------------
Russia -- 4.8%
       59,000     Irkutskenergo ADR                                    354,000
        1,900     Mobile Telesystems ADR (a)                            52,488
--------------------------------------------------------------------------------
                                                                       406,488
--------------------------------------------------------------------------------
Slovakia -- 0.5%
        1,400     Slovakofarma A.S. GDR (b)                             42,480
--------------------------------------------------------------------------------
South Korea -- 2.8%
       11,000     Hyundai Electronics Industries Co. Ltd. (a)           67,596
       15,000     Kookmin Bank                                         171,429
--------------------------------------------------------------------------------
                                                                       239,025
--------------------------------------------------------------------------------
Spain -- 1.5%
        3,200     Banco Pastor S.A.                                    124,224
--------------------------------------------------------------------------------
Sweden -- 1.7%
       26,000     Trelleborg AB                                        145,309
--------------------------------------------------------------------------------
Thailand -- 2.9%
       20,000     Advanced Info Service Public Co. Ltd. (a)            164,602
       93,000     Bangkok Bank Public Co. Ltd. (a)                      79,288
--------------------------------------------------------------------------------
                                                                       243,890
--------------------------------------------------------------------------------
United States -- 24.6%
       12,000     AGCO Corp.                                           136,500
        2,900     Alpharma Inc., Class A Shares                        112,556
       17,000     BE Aerospace, Inc. (a)                               280,500
       26,000     CIBER, Inc. (a)                                      203,125
       20,700     Hoenig Group Inc.                                    217,350
        4,400     Invacare Corp.                                       125,400

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 17

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                October 31, 2000
--------------------------------------------------------------------------------

              SMITH BARNEY HANSBERGER GLOBAL SMALL CAP VALUE FUND

    SHARES                                     SECURITY                                        VALUE
========================================================================================================
United States -- 24.6% (continued)
       35,000     Iomega Corp. (a)                                                         $  171,850
        6,700     NCR Corp. (a)                                                               288,938
       20,500     Unisys Corp. (a)                                                            261,375
        2,300     VoiceStream Wireless Corp. (a)                                              302,450
--------------------------------------------------------------------------------------------------------
                                                                                            2,100,044
--------------------------------------------------------------------------------------------------------
                  TOTAL STOCK
                  (Cost -- $10,096,674)                                                     8,229,455
========================================================================================================
    FACE
   AMOUNT                                      SECURITY                                        VALUE
========================================================================================================
REPURCHASE AGREEMENT -- 3.4%
     $293,000     CIBC Wood Gundy Securities Inc., 6.470% due 11/1/00;
                    Proceeds at maturity -- $293,053; (Fully collateralized by
                    U.S. Treasury Notes, 5.000% due 2/28/01;
                    Market value -- $299,147) (Cost -- $293,000)                              293,000
========================================================================================================
                TOTAL INVESTMENTS -- 100%
                (Cost -- $10,389,674*)                                                     $8,522,455
========================================================================================================

(a)  Non-income producing security.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
*    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
18                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (unaudited)                October 31, 2000
--------------------------------------------------------------------------------

                                                                                                     Smith Barney
                                                                                Smith Barney          Hansberger
                                                                                 Hansberger          Global Small
                                                                                Global Value          Cap Value
                                                                                    Fund                 Fund
=====================================================================================================================
ASSETS:
     Investments, at cost                                                       $ 222,141,503        $  10,389,674
     Foreign currency, at cost                                                              9                   --
=====================================================================================================================
     Investments, at value                                                      $ 221,416,265        $   8,522,455
     Foreign currency, at value                                                             9                   --
     Cash                                                                                 604                  329
     Dividends and interest receivable                                                347,698               14,305
     Receivable for Fund shares sold                                                  161,860                   --
     Receivable for securities sold                                                   117,486                   --
---------------------------------------------------------------------------------------------------------------------
     Total Assets                                                                 222,043,922            8,537,089
---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Management fees payable                                                          223,082                6,295
     Distribution fees payable                                                         12,795                1,609
     Payable for open forward foreign currency contracts (Note 4)                       1,304                   --
     Accrued expenses                                                                  68,215               41,705
---------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                305,396               49,609
---------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                $ 221,738,526        $   8,487,480
=====================================================================================================================
NET ASSETS:
     Par value of capital shares                                                $      18,591        $       1,141
     Capital paid in excess of par value                                          224,231,669           15,434,470
     Undistributed net investment income                                              885,832                   --
     Accumulated net investment loss                                                       --              (87,106)
     Accumulated net realized loss from security transactions and
        foreign currencies                                                         (2,651,439)          (4,992,627)
     Net unrealized depreciation of investments and foreign currencies               (746,127)          (1,868,398)
---------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                $ 221,738,526        $   8,487,480
=====================================================================================================================
Shares Outstanding:
     Class A                                                                        1,102,620              251,234
     ----------------------------------------------------------------------------------------------------------------
     Class B                                                                        1,951,327              335,560
     ----------------------------------------------------------------------------------------------------------------
     Class L                                                                          665,150               86,057
     ----------------------------------------------------------------------------------------------------------------
     Class Y                                                                       14,872,060              468,462
     ----------------------------------------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                                    $11.91                $7.47
     ----------------------------------------------------------------------------------------------------------------
     Class B *                                                                         $11.77                $7.40
     ----------------------------------------------------------------------------------------------------------------
     Class L **                                                                        $11.77                $7.33
     ----------------------------------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                    $11.96                $7.47
     ----------------------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value per share)                 $12.54                $7.86
     ----------------------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)                 $11.89                $7.40
=====================================================================================================================

  * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 19

--------------------------------------------------------------------------------
Statements of Operations (unaudited)   For the Six Months Ended October 31, 2000
--------------------------------------------------------------------------------

                                                                                                     Smith Barney
                                                                                Smith Barney          Hansberger
                                                                                 Hansberger          Global Small
                                                                                Global Value          Cap Value
                                                                                    Fund                 Fund
=====================================================================================================================
INVESTMENT INCOME:
     Dividends                                                                  $  2,155,443          $     91,754
     Interest                                                                        371,862                17,078
     Less: Foreign withholding tax                                                  (147,618)               (1,270)
---------------------------------------------------------------------------------------------------------------------
     Total Investment Income                                                       2,379,687               107,562
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Management fees (Note 2)                                                      1,159,117                53,930
     Distribution fees (Note 2)                                                      208,386                23,712
     Custody                                                                          60,436                 8,250
     Registration fees                                                                44,808                27,873
     Shareholder and system servicing fees                                            20,264                13,252
     Shareholder communications                                                       15,813                 9,222
     Audit and legal                                                                  13,791                10,972
     Directors' fees                                                                   9,300                 4,148
     Other                                                                            17,164                 5,208
---------------------------------------------------------------------------------------------------------------------
     Total Expenses                                                                1,549,079               156,567
     Less: Management fee waiver (Note 2)                                                 --               (11,557)
---------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                                  1,549,079               145,010
---------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                                         830,608               (37,448)
---------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 4):
     Realized Gain (Loss) From:
        Security transactions (excluding short-term securities)                    2,466,945              (411,333)
        Foreign currency transactions                                               (334,014)              (25,003)
---------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss)                                                      2,132,931              (436,336)
---------------------------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation)
     of Investments and Foreign Currencies:
        Beginning of period                                                       24,687,779            (1,053,639)
        End of period                                                               (746,127)           (1,868,398)
---------------------------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation)                        (25,433,906)             (814,759)
---------------------------------------------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                                   (23,300,975)           (1,251,095)
---------------------------------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                          $(22,470,367)         $ (1,288,543)
=====================================================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
20                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended October 31, 2000 (unaudited) and the Year Ended April 30, 2000

Smith Barney Hansberger Global Value Fund                                         October 31                April 30
=========================================================================================================================
OPERATIONS:
     Net investment income                                                      $     830,608            $   1,362,503
     Net realized gain                                                              2,132,931               14,514,785
     Change in net unrealized appreciation (depreciation)                         (25,433,906)               6,040,645
-------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations                            (22,470,367)              21,917,933
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                 --               (1,199,656)
-------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders                             --               (1,199,656)
-------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
     Net proceeds from sale of shares                                             108,496,699               59,522,830
     Net asset value of shares issued for reinvestment of dividends                        --                   40,655
     Cost of shares reacquired                                                   (108,658,464)             (54,500,529)
-------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Fund Share Transactions                  (161,765)               5,062,956
-------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                                 (22,632,132)              25,781,233

NET ASSETS:
     Beginning of period                                                          244,370,658              218,589,425
-------------------------------------------------------------------------------------------------------------------------
     End of period*                                                             $ 221,738,526            $ 244,370,658
=========================================================================================================================
* Includes undistributed net investment income of:                              $     885,832            $     389,238
=========================================================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 21

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

For the Six Months Ended October 31, 2000 (unaudited) and the Year Ended April 30, 2000


Smith Barney Hansberger Global Small Cap Value Fund                               October 31         April 30
==================================================================================================================
OPERATIONS:
     Net investment loss                                                        $    (37,448)      $    (20,848)
     Net realized loss                                                              (436,336)        (3,013,630)
     Change in net unrealized appreciation (depreciation)                           (814,759)           562,109
------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Operations                                       (1,288,543)        (2,472,369)
------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                --            (42,420)
     Capital                                                                              --               (603)
------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders                            --            (43,023)
------------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 10):
     Net proceeds from sale of shares                                              2,404,416          2,326,627
     Net asset value of shares issued for reinvestment of dividends                       --             18,976
     Cost of shares reacquired                                                    (3,796,251)        (6,002,825)
------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Fund Share Transactions                          (1,391,835)        (3,657,222)
------------------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                            (2,680,378)        (6,172,614)

NET ASSETS:
     Beginning of period                                                          11,167,858         17,340,472
------------------------------------------------------------------------------------------------------------------
     End of period*                                                             $  8,487,480       $ 11,167,858
==================================================================================================================
* Includes overdistributed net investment income of:                                      --           $(24,655)
------------------------------------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                                      $(87,106)                --
==================================================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
22                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Hansberger Global Value Fund and Smith Barney Hansberger Global Small Cap Value Fund ("Portfolios") are separate investment portfolios of the Smith Barney Investment Funds Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund consists of these Portfolios and nine other separate investment portfolios: Peachtree Growth Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Premier Selections Large Cap Fund, formerly known as Smith Barney Premier Selections Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund, Smith Barney Small Cap Growth Fund, Smith Barney Small Cap Value Fund, Smith Barney Government Securities Fund and Smith Barney Group Spectrum Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (h) direct expenses are charged to each Portfolio and class; management fees and general expenses are allocated on the basis of relative net assets by class; (i) dividends and distributions to shareholders are recorded on the ex-dividend date; (j) the accounting records of each Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At April 30, 2000, reclassifications were made to the capital accounts of the Portfolios to reflect permanent book/tax differences and income and gains available for distributions under tax income regulations. Accordingly, for Smith Barney Hansberger Global Small Cap Value Fund, a portion of net investment loss amounting to $44,185 was reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by these adjustments; (l) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve each Portfolio from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets,

--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 23

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Portfolios. The Smith Barney Hansberger Global Value Fund ("Global Value") and Smith Barney Hansberger Global Small Cap Value Fund ("Global Small Cap Value") pay SSBC a management fee calculated at the annual rate of 0.95% and 1.05%, respectively, of the average daily net assets of each Portfolio. These fees are calculated daily and paid monthly. For the six months ended October 31, 2000, SSBC waived a portion of its management fee for Global Small Cap Value in the amount of $11,557.

SSBC has entered into a sub-advisory agreement with Hansberger Global Investors, Inc. ("Hansberger"). Pursuant to the sub-advisory agreement, Hansberger is responsible for the day-to-day portfolio operations and investment decisions of the Portfolios. SSBC pays Hansberger a fee of 0.50% and 0.60% of the average daily net assets of Global Value and Global Small Cap Value, respectively, for the services Hansberger provides as sub-investment adviser. These fees are calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended October 31, 2000, the Portfolios paid transfer agent fees of $29,946 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Portfolios' distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Portfolios' agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group. For the six months ended October 31, 2000, SSB and its affiliates received brokerage commissions of $20,132.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. There is also a CDSC of 1.00% on Class A shares, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended October 31, 2000, CDSC's received by SSB were approximately:

                                                                CDSCs
                                                      --------------------------
Portfolio                                             Class B          Class L
================================================================================
Global Value                                          $68,000          $1,000
--------------------------------------------------------------------------------
Global Small Cap Value                                 11,000           1,000
================================================================================

--------------------------------------------------------------------------------
24                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

For the six months ended October 31, 2000, sales charges received by SSB and CFBDS were approximately:

                                                            Sales Charges
                                                      --------------------------
Portfolio                                             Class A          Class L
================================================================================
Global Value                                          $12,000           $9,000
--------------------------------------------------------------------------------
Global Small Cap Value                                  2,000            3,000
================================================================================

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class' shares. The Portfolios also pay a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets for each respective Portfolio and class. For the six months ended October 31, 2000, total Distribution Plan fees incurred by the Portfolios were:

Portfolio                            Class A          Class B          Class L
================================================================================
Global Value                         $20,104         $145,566          $42,716
--------------------------------------------------------------------------------
Global Small Cap Value                 2,967           16,705            4,040
================================================================================

All officers and one Director of the Fund are employees of SSB.


3. Investments

During the six months ended October 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Portfolio                                           Purchases         Sales
================================================================================
Global Value                                       $98,826,609     $97,737,693
--------------------------------------------------------------------------------
Global Small Cap Value                               2,178,457       3,862,250
================================================================================

At October 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                               Net Unrealized
Portfolio                   Appreciation      Depreciation      Depreciation
===============================================================================
Global Value                 $26,471,669     $(27,196,907)      $  (725,238)
-------------------------------------------------------------------------------
Global Small Cap Value           662,143       (2,529,362)       (1,867,219)
===============================================================================


4. Forward Foreign Currency Contracts

At October 31, 2000, Global Value had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

                                                   Local      Market   Settlement   Unrealized
Foreign Currency                                  Currency    Value       Date         Loss
=================================================================================================
Global Value
To Sell:
Japanese Yen                                     8,795,297   $80,565     11/1/00     $  (631)
Japanese Yen                                     4,033,043    36,950     11/2/00        (673)
-------------------------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward
  Foreign Currency Contracts                                                         $(1,304)
=================================================================================================

--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 25

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

5. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security that the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 2000, the Portfolios held no purchased call or put option contracts.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a covered put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.
During the six months ended October 31, 2000, the Portfolios did not enter into any written covered call or put option contracts.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2000, the Portfolios had no open futures contracts.

7. Concentration of Risk

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign

--------------------------------------------------------------------------------
26                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------

currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of each of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.


8. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 2000, the Portfolios had no securities on loan.


9. Capital Loss Carryforward

At April 30, 2000, the Global Value Fund and the Global Small Cap Value Fund had, for Federal income tax purposes, approximately $5,113,800 and $1,311,500 of unused capital loss carryforwards available to offset future capital gains, respectively. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and date of expiration of the carryforward losses for each Portfolio is indicated below:

Portfolio                                   4/30/07       4/30/08       Total
================================================================================
Global Value                              $2,964,000    $2,149,800    $5,113,800
--------------------------------------------------------------------------------
Global Small Cap Value                       721,300       590,200     1,311,500
================================================================================


10. Capital Shares

At October 31, 2000, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in a Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At October 31, 2000, total paid-in capital amounted to the following for each
Portfolio:

Portfolio                          Class A       Class B       Class L       Class Y
======================================================================================
Global Value                     $12,940,592   $23,323,056   $7,975,782   $180,010,830
--------------------------------------------------------------------------------------
Global Small Cap Value             4,185,139     5,381,442    1,351,750      4,517,280
======================================================================================

--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 27

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                            Six Months Ended                         Year Ended
                                            October 31, 2000                       April 30, 2000
                                     ----------------------------          -----------------------------
                                        Shares           Amount               Shares            Amount
===========================================================================================================
Global Value Fund

Class A
Shares sold                           6,942,120       $ 89,533,206          3,100,354       $ 40,917,265
Shares issued on reinvestment                --                 --              2,972             40,655
Shares reacquired                    (7,235,681)       (93,608,692)        (3,121,860)       (41,360,636)
-----------------------------------------------------------------------------------------------------------
Net Decrease                           (293,561)      $ (4,075,486)           (18,534)      $   (402,716)
===========================================================================================================

Class B
Shares sold                              20,161       $    255,364            286,562       $  3,619,345
Shares issued on reinvestment                --                 --                 --                 --
Shares reacquired                      (527,111)        (6,618,802)          (612,701)        (7,931,183)
-----------------------------------------------------------------------------------------------------------
Net Decrease                           (506,950)      $ (6,363,438)          (326,139)      $ (4,311,838)
===========================================================================================================

Class L
Shares sold                             663,134       $  8,155,444            117,436       $  1,491,901
Shares issued on reinvestment                --                 --                 --                 --
Shares reacquired                      (680,184)        (8,429,378)          (164,426)        (2,085,363)
-----------------------------------------------------------------------------------------------------------
Net Decrease                            (17,050)      $   (273,934)           (46,990)      $   (593,462)
===========================================================================================================

Class Y
Shares sold                             805,859       $ 10,552,686          1,028,834       $ 13,494,319
Shares issued on reinvestment                --                 --                 --                 --
Shares reacquired                          (121)            (1,593)          (231,195)        (3,123,347)
-----------------------------------------------------------------------------------------------------------
Net Increase                            805,738       $ 10,551,093            797,639       $ 10,370,972
===========================================================================================================

Global Small Cap Value Fund

Class A
Shares sold                             199,058       $  1,649,399             15,650       $    152,220
Shares issued on reinvestment                --                 --              1,997             18,976
Shares reacquired                      (280,099)        (2,303,240)          (216,610)        (2,077,400)
-----------------------------------------------------------------------------------------------------------
Net Decrease                            (81,041)      $   (653,841)          (198,963)      $ (1,906,204)
===========================================================================================================

Class B
Shares sold                               7,215       $     60,135             29,549       $    288,373
Shares issued on reinvestment                --                 --                 --                 --
Shares reacquired                      (134,258)        (1,082,326)          (336,964)        (3,150,490)
-----------------------------------------------------------------------------------------------------------
Net Decrease                           (127,043)      $ (1,022,191)          (307,415)      $ (2,862,117)
===========================================================================================================

Class L
Shares sold                              32,854       $    250,948             29,803       $    282,650
Shares issued on reinvestment                --                 --                 --                 --
Shares reacquired                       (54,290)          (410,685)           (82,656)          (774,935)
-----------------------------------------------------------------------------------------------------------
Net Decrease                            (21,436)      $   (159,737)           (52,853)      $   (492,285)
===========================================================================================================

Class Y
Shares sold                              54,931       $    443,934            170,668       $  1,603,384
-----------------------------------------------------------------------------------------------------------
Net Increase                             54,931       $    443,934            170,668       $  1,603,384
===========================================================================================================

--------------------------------------------------------------------------------
28                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended April 30, except where noted:

                                                                     Class A
Smith Barney Hansberger                      ------------------------------------------------------
Global Value Fund                            2000/(1)//(2)/   2000/(2)/   1999/(2)/   1998/(3)/
===================================================================================================
Net Asset Value, Beginning of Period            $ 13.14       $ 12.00     $ 12.99     $ 11.40
---------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income/(4)/                      0.04          0.06        0.37        0.05
   Net realized and unrealized gain (loss)        (1.27)         1.11       (1.24)       1.56
---------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (1.23)         1.17       (0.87)       1.61
---------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                             --         (0.03)      (0.12)      (0.02)
---------------------------------------------------------------------------------------------------
Total Distributions                                  --         (0.03)      (0.12)      (0.02)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $ 11.91       $ 13.14     $ 12.00     $ 12.99
---------------------------------------------------------------------------------------------------
Total Return                                      (9.36)%++      9.75%      (6.56)%     14.13%++
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $13,137       $18,339     $16,974     $27,478
---------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
   Expenses/(4)/                                   1.41%+        1.42%       1.55%       1.71%+
   Net investment income                           0.58+         0.48        3.42        1.25+
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              44%           50%         28%          1%
===================================================================================================

/(1)/  For the six months ended October 31, 2000 (unaudited).
/(2)/ Per share amounts have been calculated using the monthly average shares method.
/(3)/ For the period from December 19, 1997 (inception date) to April 30, 1998. /(4)/ The Manager waived part of its fees for the period ended April 30, 1998.
       If such fees were not waived, the per share effect on net investment income and the actual expense ratio would have been as follows:

                          Net Investment Income         Expense Ratio
                           Per Share Decrease        Without Fee Waiver
                          ---------------------      ------------------
         1998                     $0.01                     2.09%+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 29

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended April 30, except where noted:

                                                                     Class B
Smith Barney Hansberger                      ------------------------------------------------------
Global Value Fund                            2000/(1)//(2)/   2000/(2)/   1999/(2)/   1998/(3)/
===================================================================================================
Net Asset Value, Beginning of Period            $ 13.03       $ 11.97     $ 12.96     $ 11.40
---------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)/(4)/              (0.01)        (0.04)       0.29        0.02
   Net realized and unrealized gain (loss)        (1.25)         1.10       (1.24)       1.56
---------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (1.26)         1.06       (0.95)       1.58
---------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          --            --          (0.04)      (0.02)
---------------------------------------------------------------------------------------------------
Total Distributions                               --            --          (0.04)      (0.02)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $ 11.77       $ 13.03     $ 11.97     $ 12.96
---------------------------------------------------------------------------------------------------
Total Return                                      (9.67)%++      8.86%      (7.27)%     13.87%++
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $22,964       $32,024     $33,316     $45,526
---------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
   Expenses/(4)/                                   2.19%+        2.19%       2.30%       2.48%+
   Net investment income (loss)                   (0.20)+       (0.32)       2.66        0.52+
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              44%           50%         28%          1%
===================================================================================================

/(1)/  For the six months ended October 31, 2000 (unaudited).
/(2)/ Per share amounts have been calculated using the monthly average shares method.
/(3)/ For the period from December 19, 1997 (inception date) to April 30, 1998. /(4)/ The Manager waived part of its fees for the period ended April 30, 1998.
       If such fees were not waived, the per share effect on net investment income and the actual expense ratio would have been as follows:

                                Net Investment Income         Expense Ratio
                                 Per Share Decrease        Without Fee Waiver
                                ---------------------      ------------------
          1998                          $0.01                     2.87%+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
30                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended April 30, except where noted:

                                                                   Class L
Smith Barney Hansberger                    -----------------------------------------------------
Global Value Fund                          2000/(1)//(2)/  2000/(2)/ 1999/(2)//(3)/ 1998/(4)/
================================================================================================
Net Asset Value, Beginning of Period            $13.02       $11.97     $12.96      $11.40
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)/(5)/             (0.01)       (0.04)      0.29        0.02
   Net realized and unrealized gain (loss)       (1.24)        1.09      (1.24)       1.56
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (1.25)        1.05      (0.95)       1.58
------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                            --           --      (0.04)      (0.02)
------------------------------------------------------------------------------------------------
Total Distributions                                 --           --      (0.04)      (0.02)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $11.77       $13.02     $11.97     $ 12.96
------------------------------------------------------------------------------------------------
Total Return                                     (9.60)%++     8.77%     (7.27)%     13.87%++
------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $7,826       $8,886     $8,725     $11,060
------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
   Expenses/(5)/                                  2.19%+       2.21%      2.30%       2.49%+
   Net investment income (loss)                  (0.23)+      (0.34)      2.67        0.42+
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             44%          50%        28%          1%
================================================================================================

/(1)/  For the six months ended October 31, 2000 (unaudited).
/(2)/ Per share amounts have been calculated using the monthly average shares method.
/(3)/  On June 12, 1998, Class C shares were renamed Class L shares.
/(4)/ For the period from December 19, 1997 (inception date) to April 30, 1998. /(5)/ The Manager waived part of its fees for the period ended April 30, 1998.
       If such fees were not waived, the per share effect on net investment income and the actual expense ratio would have been as follows:

                                Net Investment Income         Expense Ratio
                                 Per Share Decrease        Without Fee Waiver
                                ---------------------      ------------------
          1998                          $0.01                     2.88%+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 31

For a share of each class of capital stock outstanding throughout each year ended April 30, except where noted:

                                                                       Class Y
Smith Barney Hansberger                        -------------------------------------------------------
Global Value Fund                              2000/(1)//(2)/   2000/(2)/    1999/(2)/   1998/(3)/
======================================================================================================
Net Asset Value, Beginning of Period              $13.16         $12.03       $13.00      $12.44
------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income/(4)/                       0.06           0.11         0.40        0.00*
   Net realized and unrealized gain (loss)         (1.26)          1.10        (1.22)       0.56
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                (1.20)          1.21        (0.82)       0.56
------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                              --          (0.08)       (0.15)         --
------------------------------------------------------------------------------------------------------
Total Distributions                                   --          (0.08)       (0.15)         --
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $11.96         $13.16       $12.03      $13.00
------------------------------------------------------------------------------------------------------
Total Return                                       (9.12)%++      10.07%       (6.17)%      4.50%++
------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $177,812       $185,122     $159,574     $56,414
------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
   Expenses/(4)/                                    1.08%+         1.06%        1.10%       1.47%+
   Net investment income                            0.86+          0.81         3.73        1.83+
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               44%            50%          28%          1%
======================================================================================================

/(1)/  For the six months ended October 31, 2000 (unaudited).
/(2)/ Per share amounts have been calculated using the monthly average shares method.
/(3)/ For the period from March 10, 1998 (inception date) to April 30, 1998. /(4)/ The Manager waived part of its fees for the period ended April 30, 1998.
       If such fees were not waived, the per share effect on net investment income and the actual expense ratio would have been as follows:

                                Net Investment Income         Expense Ratio
                                 Per Share Decrease        Without Fee Waiver
                                ---------------------      ------------------
          1998                          $0.00*                    1.85%+

*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
32                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended April 30, except where noted:

                                                                              Class A
Smith Barney Hansberger                           ------------------------------------------------------------
Global Small Cap Value Fund                       2000/(1)//(2)/     2000/(2)/     1999/(2)/     1998/(3)/
==============================================================================================================
Net Asset Value, Beginning of Period                   $8.51          $10.19        $12.37        $11.40
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)/(4)/                   (0.02)           0.02          0.11          0.05
   Net realized and unrealized gain (loss)             (1.02)          (1.65)        (2.10)         0.93
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    (1.04)          (1.63)        (1.99)         0.98
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                  --           (0.05)        (0.16)        (0.01)
   Net realized gains                                     --              --         (0.03)           --
   Capital                                                --           (0.00)*          --            --
--------------------------------------------------------------------------------------------------------------
Total Distributions                                       --           (0.05)        (0.19)        (0.01)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $7.47           $8.51        $10.19        $12.37
--------------------------------------------------------------------------------------------------------------
Total Return                                          (12.22)%++      (16.06)%      (15.95)%        8.64%++
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                      $1,876          $2,827        $5,414        $9,296
--------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
   Expenses/(4)/                                        2.68%+          2.41%         1.92%         1.95%+
   Net investment income (loss)                        (0.51)+          0.22          1.06          1.28+
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   23%             60%           27%            2%
==============================================================================================================

/(1)/  For the six months ended October 31, 2000 (unaudited).
/(2)/ Per share amounts have been calculated using the monthly average shares method.
/(3)/ For the period from December 19, 1997 (inception date) to April 30, 1998. /(4)/ The Manager waived all or a portion of its fees for the six months ended
       October 31, 2000, the two years ended April 30, 2000 and the period ended April 30, 1998. In addition, the Manager reimbursed the Portfolio for $17,302 in expenses for the period ended April 30, 1998. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income (loss) and the actual expense ratios would have been as follows:

                                                                                      Expense Ratios
                             Net Investment Income (Loss)                           Without Fee Waivers
                            Per Share (Increases) Decreases                          and Reimbursement
                       -----------------------------------------        ------------------------------------------
                       2000/(1)/   2000      1999      1998/(3)/        2000/(1)/    2000       1999     1998/(3)/
                       --------    -----     -----     ---------        ---------   ------     ------    ---------
     Class A           $(0.01)     $0.02     $0.04      $0.05             2.90%+     2.64%      2.33%     3.25%+

*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 33

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended April 30, except where noted:

                                                                              Class B
Smith Barney Hansberger                            ------------------------------------------------------------
Global Small Cap Value Fund                        2000/(1)//(2)/    2000/(2)/     1999/(2)/      1998/(3)/
===============================================================================================================
Net Asset Value, Beginning of Period                   $8.46          $10.16        $12.34         $11.40
---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)/(4)/                   (0.06)          (0.06)         0.03           0.02
   Net realized and unrealized gain (loss)             (1.00)          (1.64)        (2.09)          0.93
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    (1.06)          (1.70)        (2.06)          0.95
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                  --              --         (0.09)         (0.01)
   Net realized gains                                     --              --         (0.03)            --
   Capital                                                --           (0.00)*          --             --
---------------------------------------------------------------------------------------------------------------
Total Distributions                                       --           (0.00)*       (0.12)         (0.01)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $ 7.40          $ 8.46        $10.16        $ 12.34
---------------------------------------------------------------------------------------------------------------
Total Return                                          (12.53)%++      (16.73)%      (16.61)%         8.38%++
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                      $2,483          $3,915        $7,819        $11,606
---------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
   Expenses/(4)/                                        3.51%+          3.21%         2.74%          2.68%+
   Net investment income (loss)                        (1.39)+         (0.61)         0.27           0.58+
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   23%             60%           27%             2%
===============================================================================================================

/(1)/  For the six months ended October 31, 2000 (unaudited).
/(2)/ Per share amounts have been calculated using the monthly average shares method.
/(3)/ For the period from December 19, 1997 (inception date) to April 30, 1998. /(4)/ The Manager waived all or a portion of its fees for the six months ended
       October 31, 2000, the two years ended April 30, 2000 and the period ended April 30, 1998. In addition, the Manager reimbursed the Portfolio for $17,302 in expenses for the period ended April 30, 1998. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income (loss) and the actual expense ratios would have been as follows:

                                                                                         Expense Ratios
                                Net Investment Income (Loss)                           Without Fee Waivers
                               Per Share (Increases) Decreases                          and Reimbursement
                          -----------------------------------------          ----------------------------------------
                          2000/(1)/   2000      1999     1998/(3)/           2000/(1)/    2000       1999   1998/(3)/
                          ---------   -----     -----    ---------           ---------    -----      -----  ---------
        Class B           $(0.01)     $0.02     $0.04       $0.04              3.73%+    3.43%      3.14%      3.96%+

*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
34                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended April 30, except where noted:

                                                                          Class L
Smith Barney Hansberger
Global Small Cap Value Fund                    2000/(1)//(2)/   2000/(2)/  1999/(2)//(3)/   1998/(4)/
==========================================================================================================
Net Asset Value, Beginning of Period               $  8.42       $ 10.14       $ 12.34        $11.40
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)/(5)/                 (0.08)        (0.08)         0.02          0.02
   Net realized and unrealized gain (loss)           (1.01)        (1.64)        (2.10)         0.93
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  (1.09)        (1.72)        (2.08)         0.95
----------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                --            --         (0.09)        (0.01)
   Net realized gains                                   --            --         (0.03)           --
   Capital                                              --         (0.00)*          --            --
----------------------------------------------------------------------------------------------------------
Total Distributions                                     --         (0.00)*       (0.12)        (0.01)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $  7.33       $  8.42       $ 10.14        $12.34
----------------------------------------------------------------------------------------------------------
Total Return                                        (12.95)%++    (16.96)%      (16.77)%        8.38%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                   $   630       $   906       $ 1,626        $2,682
----------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
   Expenses/(5)/                                      3.91%+        3.45%         2.83%         2.71%+
   Net investment income (loss)                      (1.82)+       (0.85)         0.19          0.58+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 23%           60%           27%            2%
==========================================================================================================

/(1)/  For the six months ended October 31, 2000 (unaudited).
/(2)/ Per share amounts have been calculated using the monthly average shares method.
/(3)/  On June 12, 1998, Class C shares were renamed Class L shares.
/(4)/ For the period from December 19, 1997 (inception date) to April 30, 1998. /(5)/ The Manager waived all or a portion of its fees for the six months ended
       October 31, 2000, the two years ended April 30, 2000 and the period ended April 30, 1998. In addition, the Manager reimbursed the Portfolio for $17,302 in expenses for the period ended April 30, 1998. If such fees were not waived, and expenses not reimbursed, the per share effect on net investment income (loss) and the actual expense ratios would have been as follows:

                                                                                         Expense Ratios
                                Net Investment Income (Loss)                           Without Fee Waivers
                               Per Share (Increases) Decreases                          and Reimbursement
                         ------------------------------------------         -----------------------------------------
                         2000/(1)/    2000      1999      1998/(3)/         2000/(1)/   2000      1999      1998/(3)/
                         ---------    -----     -----     ---------         ---------   -----     -----     ---------
        Class L           $(0.01)     $0.02     $0.04       $0.04             4.14%+    3.67%     3.24%       4.02%+

*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Hansberger Funds                                                 35

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended April 30, except where noted:

                                                                              Class Y
Smith Barney Hansberger                             --------------------------------------------------------
Global Small Cap Value Fund                         2000/(1)//(2)/   2000/(2)/     1999/(2)/   1998/(3)/
============================================================================================================
Net Asset Value, Beginning of Period                  $ 8.51          $10.22        $12.37      $11.74
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)/(4)/                   (0.00)*          0.06          0.16        0.00*
   Net realized and unrealized gain (loss)             (1.04)          (1.69)        (2.09)       0.63
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    (1.04)          (1.63)        (1.93)       0.63
------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                  --           (0.08)        (0.19)         --
   Net realized gains                                     --              --         (0.03)         --
   Capital                                                --           (0.00)*          --          --
------------------------------------------------------------------------------------------------------------
Total Distributions                                       --           (0.08)        (0.22)         --
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $ 7.47          $ 8.51        $10.22      $12.37
----------------------------------------------------------------------------------------------------------
Total Return                                          (12.22)%++      (16.05)%      (15.49)%      5.37%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                      $3,498          $3,520        $2,481      $  234
----------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
   Expenses/(4)/                                        2.08%+          1.88%         1.23%       1.73%+
   Net investment income (loss)                        (0.05)+          0.65          1.71        2.42+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   23%             60%           27%          2%
============================================================================================================

/(1)/  For the six months ended October 31, 2000 (unaudited).
/(2)/ Per share amounts have been calculated using the monthly average shares method.
/(3)/ For the period from March 10, 1998 (inception date) to April 30, 1998. /(4)/ The Manager waived all or a portion of its fees for the six months ended
       October 31, 2000, the two years ended April 30, 2000 and the period ended April 30, 1998. In addition, the Manager reimbursed the Portfolio for $17,302 in expenses for the period ended April 30, 1998. If such fees were not waived, and expenses not reimbursed, the per share effect on net investment income (loss) and the actual expense ratios would have been as follows:

                                                                                        Expense Ratios
                                Net Investment Income (Loss)                          Without Fee Waivers
                               Per Share (Increases) Decreases                         and Reimbursement
                          ----------------------------------------           ---------------------------------------
                          2000/(1)/   2000      1999     1998/(3)/           2000/(1)/  2000      1999     1998/(2)/
                          ---------   -----     -----    ---------           ---------  -----     -----    ---------
        Class Y           $(0.01)     $0.02     $0.04      $0.00*            2.30%+     2.10%      1.64%      3.05%+

*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
36                                       2000 Semi-Annual Report to Shareholders

                     (This page intentionally left blank.)

Smith Barney
Hansberger Funds


Directors                                    Distributor
Paul R. Ades                                 Salomon Smith Barney Inc.
Herbert Barg
Dwight B. Crane                              Custodian
Frank Hubbard                                The Chase Manhattan Bank, N.A.
Heath B. McLendon, Chairman
Jerome Miller                                Transfer Agent
Ken Miller                                   Citi Fiduciary Trust Company
                                             125 Broad Street, 11th Floor
                                             New York, New York 10004
Officers
Heath B. McLendon                            Sub-Transfer Agent
President and Chief Executive Officer        PFPC Global Fund Services
                                             P.O. Box 9699
Lewis E. Daidone                             Providence, Rhode Island 02940-9699
Senior Vice President
and Treasurer                                This report is submitted for the
                                             general information of the
Paul A. Brook                                shareholders of Smith Barney
Controller                                   Investment Funds Inc. -- Smith
                                             Barney Hansberger Global Value
Christina T. Sydor                           and Smith Barney Hansberger
Secretary                                    Global Small Cap Value Funds,
                                             but it may also be used as sales
                                             literature when preceded or
Investment Manager                           accompanied by the current
SSB Citi Fund Management LLC                 Prospectus, which gives details
                                             about charges, expenses,
                                             investment objectives and
Sub-Investment Adviser                       operating policies of the
Hansberger Global Investors, Inc.            Portfolios. If used as sales
                                             material after January 31, 2001,
                                             this report must be accompanied
                                             by performance information for
                                             the most recently completed
                                             calendar quarter.


                                             [LOGO OF SALOMON SMITH BARNEY]

                                             Smith Barney
                                             Investment Funds Inc.
                                             Smith Barney Mutual Funds
                                             388 Greenwich Street, MF-2
                                             New York, New York 10013

                                             www.smithbarney.com/mutualfunds


                                             FD01490 12/00